                                                                     EXHIBIT 4.2

















================================================================================

                       ALLEGHENY TECHNOLOGIES INCORPORATED
                                    as Issuer
                                       and
                              THE BANK OF NEW YORK
                                   as Trustee


--------------------------------------------------------------------------------

                                    Indenture
                          Dated as of December 18, 2001
--------------------------------------------------------------------------------


                       $300,000,000 8.375% Notes due 2011

================================================================================

                                                   CROSS-REFERENCE TABLE
TIA Sections                                                                                     Indenture Sections
------------                                                                                     ------------------

ss. 310           (a)..........................................................................................7.10
                  (b)..........................................................................................7.08
ss. 311           .............................................................................................7.03
ss. 312           ............................................................................................10.02
ss. 313           .............................................................................................7.06
ss. 314           (c).........................................................................................10.04
                  (e).........................................................................................10.05
ss. 315           (a)....................................................................................7.01, 7.02
                  (b)....................................................................................7.02, 7.05
                  (c)..........................................................................................7.01
                  (d)..........................................................................................7.02
                  (e)....................................................................................6.12, 7.02
ss. 316           (a)........................................................................2.05, 6.02, 6.04, 6.05
                  (b)....................................................................................6.06, 6.07
                  (c).........................................................................................10.02
ss. 317           (a) (1)......................................................................................6.08
                  (a) (2)......................................................................................6.09
                  (b)..........................................................................................2.03
ss. 318           ............................................................................................10.01

                                    RECITALS

                                    ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE


     Section 1.01.  Definitions...................................................................................1
     ---------------------------

     Section 1.02.  Rules of Construction........................................................................10
     -------------------------------------



                                                 ARTICLE 2 THE NOTES
                                                 -------------------


     Section 2.01  Form, Dating and Denominations; 144A, Reg S...................................................10
     ----------------------------------------------------------

     Section 2.02.  Execution and Authentication; Exchange Notes; Additional Notes...............................12
     ------------------------------------------------------------------------------

     Section 2.03.  Registrar, Paying Agent and Authenticating Agent;
     ----------------------------------------------------------------
                      Paying Agent to Hold Money in Trust........................................................13
                      ------------------------------------

     Section 2.04.  Replacement Notes............................................................................13
     ---------------------------------

     Section 2.05.  Outstanding Notes............................................................................14
     ---------------------------------

     Section 2.06.  Temporary Notes..............................................................................14
     -------------------------------

     Section 2.07.  Cancellation.................................................................................15
     ----------------------------

     Section 2.08.  CUSIP and CINS Numbers.......................................................................15
     --------------------------------------

     Section 2.09.  Registration, Transfer and Exchange..........................................................15
     ---------------------------------------------------

     Section 2.10.  Restrictions on Transfer and Exchange........................................................18
     -----------------------------------------------------

     Section 2.11.  Temporary Offshore Global Notes..............................................................20
     -----------------------------------------------



                                                ARTICLE 3 REDEMPTION
                                                --------------------


     Section 3.01.  Optional Redemption..........................................................................21
     -----------------------------------

     Section 3.02.  Method and Effect of Redemption..............................................................21
     -----------------------------------------------



                                                 ARTICLE 4 COVENANTS
                                                 -------------------


     Section 4.01.  Payment of Notes.............................................................................22
     --------------------------------

     Section 4.02.  Maintenance of Office or Agency..............................................................23
     -----------------------------------------------

     Section 4.03.  Paying Agent.................................................................................23
     ----------------------------

     Section 4.04.  Certificate to Trustee.......................................................................24
     --------------------------------------

     Section 4.05.  Corporate Existence..........................................................................24
     -----------------------------------

     Section 4.06.  Securityholders' Lists.......................................................................24
     --------------------------------------


     Section 4.07.  Reports by the Issuer........................................................................24
     -------------------------------------

     Section 4.08.  Reports by the Trustee.......................................................................24
     --------------------------------------

     Section 4.09.  Appointment to Fill a Vacancy in Office of Trustee...........................................25
     ------------------------------------------------------------------

     Section 4.10.  Limitation on Liens..........................................................................25
     -----------------------------------

     Section 4.11.  Limitation on Sale and Leaseback Transactions................................................26
     -------------------------------------------------------------

     Section 4.12.  Limitation on Guarantees.....................................................................26
     ----------------------------------------

     Section 4.13.  Waiver of Certain Covenants..................................................................26
     -------------------------------------------



                                  ARTICLE 5 CONSOLIDATION, MERGER OR SALE OF ASSETS
                                  -------------------------------------------------


     Section 5.01.  Consolidation, Merger or Sale of Assets by the Company.......................................27
     ----------------------------------------------------------------------

     Section 5.02.  Successor Person Substituted.................................................................27
     --------------------------------------------



                                           ARTICLE 6 DEFAULT AND REMEDIES
                                           ------------------------------


     Section 6.01.  Events of Default............................................................................28
     ---------------------------------

     Section 6.02.  Acceleration.................................................................................28
     ----------------------------

     Section 6.03.  Other Remedies...............................................................................29
     ------------------------------

     Section 6.04.  Waiver of Past Defaults......................................................................29
     ---------------------------------------

     Section 6.05.  Control by Majority..........................................................................29
     -----------------------------------

     Section 6.06.  Limitation on Suits..........................................................................29
     -----------------------------------

     Section 6.07.  Rights of Holders to Receive Payment.........................................................30
     ----------------------------------------------------

     Section 6.08.  Collection Suit by Trustee...................................................................30
     ------------------------------------------

     Section 6.09.  Trustee May File Proofs of Claim.............................................................30
     ------------------------------------------------

     Section 6.10.  Priorities...................................................................................31
     --------------------------

     Section 6.11.  Restoration of Rights and Remedies...........................................................31
     --------------------------------------------------

     Section 6.12.  Undertaking for Costs........................................................................31
     -------------------------------------

     Section 6.13.  Rights and Remedies Cumulative...............................................................32
     ----------------------------------------------

     Section 6.14.  Delay or Omission Not Waiver.................................................................32
     --------------------------------------------

     Section 6.15.  Waiver of Stay, Extension or Usury Laws......................................................32
     -------------------------------------------------------

                                             ARTICLE 7 THE TRUSTEE
                                             ---------------------


     Section 7.01.  General......................................................................................32
     -----------------------

     Section 7.02.  Certain Rights of Trustee....................................................................33
     -----------------------------------------

     Section 7.03.  Individual Rights of Trustee.................................................................34
     --------------------------------------------

     Section 7.04.  Trustee's Disclaimer.........................................................................34
     ------------------------------------

     Section 7.05.  Notice of Default............................................................................35
     ---------------------------------

     Section 7.06.  Reports by Trustee to Holders................................................................35
     ---------------------------------------------

     Section 7.07.  Compensation and Indemnity...................................................................35
     ------------------------------------------

     Section 7.08.  Replacement of Trustee.......................................................................36
     --------------------------------------

     Section 7.09.  Successor Trustee by Merger..................................................................37
     -------------------------------------------

     Section 7.10.  Eligibility..................................................................................37
     ---------------------------

     Section 7.11.  Money Held in Trust..........................................................................37
     -----------------------------------



                                         ARTICLE 8 DEFEASANCE AND DISCHARGE
                                         ----------------------------------


     Section 8.01.  Discharge of Company's Obligations...........................................................37
     --------------------------------------------------

     Section 8.02.  Legal Defeasance.............................................................................38
     --------------------------------

     Section 8.03.  Covenant Defeasance..........................................................................39
     -----------------------------------

     Section 8.04.  Application of Trust Money...................................................................39
     ------------------------------------------

     Section 8.05.  Repayment to Company.........................................................................40
     ------------------------------------

     Section 8.06.  Reinstatement................................................................................40
     -----------------------------



                                    ARTICLE 9 AMENDMENTS, SUPPLEMENTS AND WAIVERS
                                    ---------------------------------------------


     Section 9.01.  Amendments Without Consent of Holders........................................................40
     -----------------------------------------------------

     Section 9.02.  Amendments With Consent of Holders...........................................................41
     --------------------------------------------------

     Section 9.03.  Effect of Consent............................................................................42
     ---------------------------------

     Section 9.04.  Trustee's Rights and Obligations.............................................................43
     ------------------------------------------------

     Section 9.05.  Conformity with Trust Indenture Act..........................................................43
     ---------------------------------------------------

     Section 9.06.  Payments for Consents........................................................................43
     -------------------------------------

                                              ARTICLE 10 MISCELLANEOUS
                                              ------------------------


     Section 10.01.  Trust Indenture Act of 1939.................................................................43
     --------------------------------------------

     Section 10.02.  Noteholder Communications; Noteholder Actions...............................................43
     --------------------------------------------------------------

     Section 10.03.  Notices.....................................................................................44
     ------------------------

     Section 10.04.  Certificate and Opinion as to Conditions Precedent..........................................45
     -------------------------------------------------------------------

     Section 10.05.  Statements Required in Certificate or Opinion...............................................45
     --------------------------------------------------------------

     Section 10.06.  Payment Date Other Than a Business Day......................................................46
     -------------------------------------------------------

     Section 10.07.  Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.............................46
     --------------------------------------------------------------------------------

     Section 10.08.  No Adverse Interpretation of Other Agreements...............................................46
     --------------------------------------------------------------

     Section 10.09.  Successors..................................................................................47
     ---------------------------

     Section 10.10.  Duplicate Originals.........................................................................47
     ------------------------------------

     Section 10.11.  Separability................................................................................47
     -----------------------------

     Section 10.12.  Table of Contents and Headings..............................................................47
     -----------------------------------------------

     Section 10.13.  No Liability of Directors, Officers, Employees, Incorporators and Stockholders..............47
     ------------------------------------------------------------------------------------------------------------

EXHIBITS
--------

Exhibit A.....................................................Form of Note
Exhibit B.....................................................Restricted Legend
Exhibit C.....................................................DTC Legend
Exhibit D.....................................................Regulation S Certificate
Exhibit E.....................................................Rule 144A Certificate
Exhibit F.....................................................Form of Certificate of Beneficial Ownership
Exhibit G.....................................................Institutional Accredited Investor Certificate
Exhibit H.....................................................Temporary Offshore Global Note Legend

                  INDENTURE, dated as of December 18, 2001, between ALLEGHENY TECHNOLOGIES INCORPORATED, a Delaware corporation (the "Company"), and THE BANK OF NEW YORK, a New York banking corporation, as Trustee.

                                    RECITALS
                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of up to $300,000,000 aggregate principal amount of the Company's 8.375% Notes due 2011 (the "Notes", which term includes, if and when issued, any Additional Notes and any Exchange Notes issued therefor as provided herein). All things necessary to make this Indenture a valid and legally binding agreement of the Company, in accordance with its terms, have been done, and the Company has done all things necessary to make the Notes (in the case of the Additional Notes, when duly authorized), when issued, executed and delivered by the Company and authenticated and delivered by the Trustee, the valid and legally binding obligations of the Company as hereinafter provided.

                  This Indenture is subject to, and will be governed by, the provisions of the Trust Indenture Act that are required to be a part of and govern indentures qualified under the Trust Indenture Act.

                            THIS INDENTURE WITNESSETH
                  For and in consideration of the premises and the purchase of the Notes by the Holders thereof, the parties hereto covenant and agree, for the equal and proportionate benefit of all Holders, as follows:

                                    ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE


                  Section 1.01. Definitions.

                  "Additional Interest" means additional interest owed to the Holders pursuant to a Registration Rights Agreement.

                  "Additional Notes" means any notes issued under this Indenture in addition to the Original Notes, including any Exchange Notes issued in exchange for such Additional Notes, having the same terms in all respects as the Original Notes except that interest will accrue on the Additional Notes from their date of issuance.

                  "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

                  "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Agent" means any Registrar, Paying Agent or Authenticating Agent.

                  "Agent Member" means a member of, or a participant in, the Depositary.

                  "Attributable Debt" in respect of a Sale and Leaseback Transaction means, as of any particular time, the present value (discounted at the rate of interest implicit in the terms of the lease involved in such Sale and Leaseback Transaction, as determined in good faith by the Company) of the obligation of the lessee thereunder for net rental payments (excluding, however, any amounts required to be paid by such lessee, whether or not designated as rent or additional rent, on account of maintenance and repairs, services, insurance, taxes, assessments, water rates or similar charges and any amounts required to be paid by such lessee thereunder contingent upon monetary inflation or the amount of sales, maintenance and repairs, insurance, taxes, assessments, water rates or similar charges) during the remaining term of such lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

                  "Authenticating Agent" refers to a Person engaged to authenticate the Notes in the stead of the Trustee.

                  "bankruptcy default" has the meaning assigned to such term in
Section 6.01(e).

                  "Board of Directors" means the board of directors or comparable governing body of the Company, or any committee thereof duly authorized to act on its behalf.

                  "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City or in the city where the Corporate Trust Office of the Trustee is located are authorized by law to close.

                  "Certificate of Beneficial Ownership" means a certificate substantially in the form of Exhibit F.

                  "Certificated Note" means a Note in registered individual form without interest coupons.

                  "Clearstream" means Clearstream Banking, S.A. and its successors.

                  "Commission" means the Securities and Exchange Commission.

                  "Company" means the party named as such in the first paragraph of this Indenture or any successor obligor under this Indenture and the Notes pursuant to Article 5.

                  "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

                  "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations.

                  "Consolidated Net Tangible Assets," which may be determined as of a date not more than 60 days prior to the happening of an event for which such determination is being made, means the total of all the assets appearing on the consolidated balance sheet of the Company and its Subsidiaries, less the following:

                  (i) current liabilities;

                  (ii) intangible assets, including without limitation, such items as goodwill, trademarks, trade names, patents and unamortized debt discount and expense carried as an asset on said balance sheet; and

                  (iii) appropriate adjustments on account of minority interests of other Persons holding stock in any Subsidiary of the Company.

                  "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee is principally administered, which at the date of this Indenture is located at 5 Penn Plaza, 13th Floor, New York, New York 10001.

                  "Debt" means all indebtedness for money borrowed.

                  "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

                  "Depositary" means the depositary of each Global Note, which will initially be DTC.

                  "DTC" means The Depository Trust Company, a New York corporation, and its successors.

                  "Discharged" means, for purposes of Section 8.03, that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Notes and to have satisfied all the obligations under this Indenture relating to the Notes (and the Trustee, at the expense of the Company, shall execute proper instruments prepared by the Company acknowledging the same), except (i) rights of registration of transfer and exchange, and the Company's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Notes, (iii) rights of Holders of Notes to receive from the trust fund described in Section 8.01(a)(ii)(B), payments of principal of, and premium (not relating to optional redemption), if any, and interest on the Notes, (iv) the rights, obligations and immunities of the Trustee hereunder and (v) the rights of the Holders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them.

                  "DTC Legend" means the legend set forth in Exhibit C.

                  "Domestic Subsidiary" means any Subsidiary formed under the laws of, or conducting its principal operations within, the United States of America or any State or territory thereof.

                  "Euroclear" means Euroclear Bank S.A./N.V., and its successors or assigns, as operator of the Euroclear System.

                  "Event of Default" has the meaning assigned to such term in
Section 6.01.

                  "Exchange Act" means the Securities Exchange Act of 1934.

                  "Exchange Notes" means the Notes of the Company issued pursuant to this Indenture in exchange for, and in an aggregate principal amount equal to, the Initial Notes or any Initial Additional Notes in compliance with the terms of a Registration Rights Agreement and containing terms substantially identical to the Initial Notes or any Initial Additional Notes (except that (i) such Exchange Notes will be registered under the Securities Act and will not be subject to transfer restrictions or bear the Restricted Legend, and (ii) the provisions relating to Additional Interest will be eliminated).

                  "Exchange Offer" means an offer by the Company to the Holders of the Initial Notes or any Initial Additional Notes to exchange outstanding Notes for Exchange Notes, as provided for in a Registration Rights Agreement.

                  "Exchange Offer Registration Statement" means the Exchange Offer Registration Statement as defined in a Registration Rights Agreement.

                  "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time.

                  "Global Note" means a Note in registered global form without interest coupons.

                  "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof, in whole or in part; provided that the term "Guarantee" does not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Holder" or "Noteholder" means the registered holder of any Note.

                  "Indenture" means this indenture, as amended or supplemented from time to time.

                  "Initial Additional Notes" means Additional Notes issued in an offering not registered under the Securities Act and any Notes issued in replacement thereof, but not including any Exchange Notes issued in exchange therefor.

                  "Initial Notes" means the Notes issued on the Issue Date and any Notes issued in replacement thereof, but not including any Exchange Notes issued in exchange therefor.

                  "Initial Purchasers" means the initial purchasers party to a purchase agreement with the Company relating to the sale of the Initial Notes or Initial Additional Notes by the Company.

                  "Institutional Accredited Investor Certificate" means a certificate substantially in the form of Exhibit G hereto.

                  "interest", in respect of the Notes, unless the context otherwise requires, refers to interest and Additional Interest, if any.

                  "Interest Payment Date" means each June 15 and December 15 of each year, commencing June 15, 2002.

                  "Issue Date" means the date on which the Notes are originally issued under this Indenture.

                  "Lien" means any mortgage, pledge, lien, encumbrance, charge or security interest of any kind; provided, however, that none of the following shall be deemed to be a Lien:

                           (1) pledges or deposits under workmen's compensation,
                  unemployment insurance or similar statutes and mechanics', workmen's, repairmen's, materialmen's, carriers' or other similar liens arising in the ordinary course of business or deposits or pledges to obtain the release of any such liens;

                           (2) liens for taxes or assessments or governmental
                  charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlord's liens on property held under lease; and any other liens of a nature similar to those herein above described in this clause
                  (2) which do not, in the opinion of the Company, materially impair the use of such property in the operation of the business of the Company or a Domestic Subsidiary or the value of such property for the purpose of such business; or

                           (3) any easement or similar encumbrance, the
                  existence of which does not impair the use of the property subject thereto for the purposes for which it is used.

                  "Non-U.S. Person" means a Person that is not a U.S. person, as defined in Regulation S.

                  "Notes" has the meaning assigned to such term in the Recitals.

                  "Officer" means the chairman of the Board of Directors, the president or chief executive officer, any vice president, the chief financial officer, the treasurer or any assistant treasurer, or the secretary or any assistant secretary, of the Company.

                  "Officers' Certificate" means a certificate signed in the name of the Company (i) by the chairman of the Board of Directors, the president or chief executive officer, an executive vice president, senior vice president or a vice president and (ii) by the chief financial officer, the treasurer or any assistant treasurer or the secretary or any assistant secretary.

                  "Offshore Global Note" means a Global Note representing Notes issued and sold pursuant to Regulation S.

                  "Opinion of Counsel" means a written opinion signed by legal counsel, who may be an employee of or counsel to the Company.

                  "Original Notes" means the Initial Notes and any Exchange Notes issued in exchange therefor.

                  "Paying Agent" refers to a Person engaged to perform the obligations of the Trustee in respect of payments made or funds held hereunder in respect of the Notes.

                  "Permanent Offshore Global Note" means an Offshore Global Note that does not bear the Temporary Offshore Global Note Legend.

                  "Permitted Liens" means

                           (1) Liens on any property acquired, constructed or
                  improved by the Company or any Domestic Subsidiary after the Issue Date, which are created or assumed contemporaneously with or within three years after, such acquisition, or completion of construction or improvement (or within six months thereafter pursuant to a firm commitment for financing arrangements entered into with a lender or investor within such three-year period) to secure or provide for the payment of all or any part of the purchase price of such property or the cost of such construction or improvement incurred after the Issue Date, or, in addition to Liens contemplated by clauses (2) or (3) below, Liens on any property existing at the time of acquisition thereof, provided that the Lien shall not apply to any property theretofore owned by the Company or any Domestic Subsidiary other than, in the case of any such construction or improvement, any theretofore unimproved real property on which the property so constructed, or the improvement, is located;

                           (2) Liens on any property, shares of stock or
                  indebtedness existing at the time of acquisition thereof and acquired from a Person that is merged or consolidated with or into the Company or a Domestic Subsidiary after the Issue Date;

                           (3) with respect to any corporation that becomes a
                  Domestic Subsidiary after the Issue Date, Liens on property, or shares of stock or indebtedness of a corporation existing at the time such corporation becomes a Domestic Subsidiary and not incurred in connection with or anticipation of such corporation becoming a Domestic Subsidiary;

                           (4) Liens to secure Debt of a Domestic Subsidiary
                  owed to the Company or Debt of a Domestic Subsidiary owed to another Domestic Subsidiary;

                           (5) Liens in favor of the United States or any State
                  thereof, or any department, agency or instrumentality or political subdivision of the United States or any state thereof, to secure partial progress, advance or other payments pursuant to any contract or statute;

                           (6) any Lien existing on the Issue Date; or

                           (7) Liens for the sole purpose of extending, renewing
                  or replacing Debt, in whole or in part, secured by any Lien referred to in the foregoing clauses (1) to (6), inclusive, provided, however, that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property that secured the Lien so extended, renewed or replaced (plus improvements on such property).

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "principal" of any Debt means the principal amount of such Debt, (or if such Debt was issued with original issue discount, the face amount of such Debt less the remaining unamortized portion of the original issue discount of such Debt), together with, unless the context otherwise indicates, any premium then payable on such Debt.

                  "Principal Property" means any manufacturing plant or other similar facility owned by the Company or any Domestic Subsidiary, the book value of the real property, plant and equipment of which (as shown, without deduction of any depreciation reserves, on the books of the owner or owners) is not less than two percent of Consolidated Net Tangible Assets except (a) any such plant or facility which our Board of Directors determines is not of material importance to the total business conducted, or assets owned, by the Company and its Domestic Subsidiaries as an entirety, or (b) any portion of any such plant or facility which our Board of Directors determines not to be of material importance to the use or operation thereof.

                  "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

                  "Reference Treasury Dealer" means (i) each of J.P. Morgan Securities Inc. and Banc of America Securities LLC, and their respective successors and three other nationally recognized investment banking firms that are Primary U.S. Government Securities dealers in New York City (each, a "Primary Treasury Dealer") specified from time to time by the Company. However, if any the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Company.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

                  "Register" has the meaning assigned to such term in Section 2.09.

                  "Registrar" means a Person engaged to maintain the Register.

                  "Registration Rights Agreement" means (i) the Registration Rights Agreement dated on or about the Issue Date between the Company and the Initial Purchasers party thereto with respect to the Initial Notes, and (ii) with respect to any Additional Notes, any registration rights agreements between the Company and the Initial Purchasers party thereto relating to rights given by the Company to the purchasers of Additional Notes to register such Additional Notes or exchange them for Notes registered under the Securities Act.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means the June 1 or December 1 (whether or not a Business Day) next preceding such Interest Payment Date.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Regulation S Certificate" means a certificate substantially in the form of Exhibit D hereto.

                  "Resale Registration Statement" means the Resale Registration Statement as defined in the Registration Rights Agreement.

                  "Responsible Officer" shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

                  "Restricted Legend" means the legend set forth in Exhibit C.

                  "Restricted Period" means the relevant 40-day distribution compliance period as defined in Regulation S.

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "Rule 144A Certificate" means (i) a certificate substantially in the form of Exhibit E hereto or (ii) a written certification addressed to the Company and the Trustee to the effect that the Person making such certification
(x) is acquiring such Note (or beneficial interest) for its own account or one or more accounts with respect to which it exercises sole investment discretion and that it and each such account is a qualified institutional buyer within the meaning of Rule 144A, (y) is aware that the transfer to it or exchange, as applicable, is being made in reliance upon the exemption from the provisions of
Section 5 of the Securities Act provided by Rule 144A, and (z) acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A(d)(4) or has determined not to request such information.

                  "Sale and Leaseback Transaction" means any arrangement with any Person providing for the leasing to the Company or any Domestic Subsidiary of any Principal Property (or portion thereof) (except for temporary leases for a term, including any renewal thereof, of not more than 36 months and except for leases between the Company and a Subsidiary or between Subsidiaries), which Principal Property (or portion thereof) has been or is to be sold or transferred by the Company or such Domestic Subsidiary to such Person.

                  "Securities Act" means the Securities Act of 1933.

                  "Stated Maturity" means (i) with respect to any Debt, the date specified as the fixed date on which the final installment of principal of such Debt is due and payable or (ii) with respect to any scheduled installment of principal of or interest on any Debt, the date specified as the fixed date on which such installment is due and payable as set forth in the documentation governing such Debt, not including any contingent obligation to repay, redeem or repurchase prior to the regularly scheduled date for payment.

                  "Subsidiary" means with respect to any Person, any corporation, association or other business entity of which more than 50% of the outstanding Voting Stock is owned, directly or indirectly, by such Person and one or more Subsidiaries of such Person (or a combination thereof). Unless otherwise specified, "Subsidiary" means a Subsidiary of the Company.

                  "Temporary Offshore Global Note" means an Offshore Global Note that bears the Temporary Offshore Global Note Legend.

                  "Temporary Offshore Global Note Legend" means the legend set forth in Exhibit H.

                  "Trustee" means the party named as such in the first paragraph of this Indenture or any successor trustee under this Indenture pursuant to
Article 7.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

                  "U.S. Global Note" means a Global Note that bears the Restricted Legend representing Notes issued and sold pursuant to Rule 144A.

                  "U.S. Government Securities" means obligations issued or directly and fully guaranteed or insured by the United States of America or by any agent or instrumentality thereof, provided that the full faith and credit of the United States of America is pledged in support thereof.

                  "Voting Stock," as applied to the stock of any corporation, means stock of any class or classes (however designated) having by the terms thereof ordinary voting power to elect a majority of the members of the board of directors (or other governing body) of such corporation other than stock having such power only by reason of the happening of a contingency.

                  Section 1.02. Rules of Construction.

                  Unless the context otherwise requires or except as otherwise expressly provided,

                           (1) an accounting term not otherwise defined has the
                  meaning assigned to it in accordance with GAAP;

                           (2) "herein," "hereof" and other words of similar
                  import refer to this Indenture as a whole and not to any particular Section, Article or other subdivision;

                           (3) all references to Sections or Articles or
                  Exhibits refer to Sections or Articles or Exhibits of or to this Indenture unless otherwise indicated;

                           (4) references to agreements or instruments, or to
                  statutes or regulations, are to such agreements or instruments, or statutes or regulations, as amended from time to time (or to successor statutes and regulations); and

                           (5) in the event that a transaction meets the
                  criteria of more than one category of permitted transactions or listed exceptions the Company may classify such transaction as it, in its sole discretion, determines.

                                    ARTICLE 2

                                    THE NOTES

                  Section 2.01 Form, Dating and Denominations; 144A, Reg S. (a)
                The Notes and the Trustee's certificate of authentication will be substantially in the form attached as Exhibit A. The terms and provisions contained in the form of the Notes annexed as Exhibit A constitute, and are hereby expressly made, a part of this Indenture. The Notes may have notations, legends or endorsements required by law, rules of or agreements with national securities exchanges to which the Company is subject, or usage. Each Note will be dated the date of its authentication. The Notes will be issuable in denominations of $1,000 in principal amount and any multiple of $1,000 in excess thereof.

                                    (b)(i) Except as otherwise provided in
                  Section 2.01(c), Section 2.09(b)(iv), Section 2.10(b)(iii),
                  Section 2.10(b)(v), or Section 2.10(c), each Initial Note or Initial Additional Note (other than a Permanent Offshore Note) will bear the Restricted Legend.

                                       (ii) Each Global Note, whether or not an
                                    Initial Note or Initial Additional Note, will bear the DTC Legend.

                                       (iii)  Each Temporary Offshore Global
                                    Note will bear the Temporary Offshore Global
                                    Note Legend.

                                       (iv) Initial Notes and Initial Additional
                                    Notes offered and sold in reliance on
                                    Regulation S will be issued as provided in
                                    Section 2.11(a).

                                       (v) Initial Notes and Initial Additional
                                    Notes offered and sold in reliance on any exception under the Securities Act other than Regulation S and Rule 144A will be issued, and upon the request of the Company to the Trustee, Initial Notes offered and sold in reliance on Rule 144A may be issued, in the form of Certificated Notes.

                                       (vi) Exchange Notes will be issued,
                                    subject to Section 2.09(b), in the form of one or more Global Notes.

                                    (c)(i) If the Company determines (upon the
                  advice of counsel and such other certifications and evidence as the Company may reasonably require) that a Note is eligible for resale pursuant to Rule 144(k) under the Securities Act (or a successor provision) and that the Restricted Legend is no longer necessary or appropriate in order to ensure that subsequent transfers of the Note (or a beneficial interest therein) are effected in compliance with the Securities Act, or

                                       (ii) after an Initial Note or any Initial
                                    Additional Note is (x) sold pursuant to an effective registration statement under the Securities Act, pursuant to the Registration Rights Agreement or otherwise, or (y) is validly tendered for exchange into an Exchange Note pursuant to an Exchange Offer, the Company may instruct the Trustee to cancel the Note and issue to the Holder thereof (or to its transferee) a new Note of like tenor and amount, registered in the name of the Holder thereof (or its transferee), that does not bear the Restricted Legend, and the Trustee will comply with such instruction.

                                    (d) By its acceptance of any Note bearing
                  the Restricted Legend (or any beneficial interest in such a Note), each Holder thereof and each owner of a beneficial interest therein acknowledges the restrictions on transfer of such Note (and any such beneficial interest) set forth in this Indenture and in the Restricted Legend and agrees that it will transfer such Note (and any such beneficial interest) only in accordance with this Indenture and such legend.

                  Section 2.02. Execution and Authentication; Exchange Notes; Additional Notes.

                  (a) An Officer shall execute the Notes for the Company by facsimile or manual signature in the name and on behalf of the Company. If an Officer whose signature is on a Note no longer holds that office at the time the
Note is authenticated, the Note will still be valid.

                  (b) A Note will not be valid until the Trustee manually signs the certificate of authentication on the Note, with the signature conclusive evidence that the Note has been authenticated under this Indenture.

                  (c) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication. The Trustee will authenticate and deliver

                           (i) Initial Notes for original issue in the aggregate
                  principal amount not to exceed $300,000,000,

                           (ii) Initial Additional Notes from time to time for
                  original issue in aggregate principal amounts specified by the Company, and

                           (iii) Exchange Notes from time to time for issue in
                  exchange for a like principal amount of Initial Notes or Initial Additional Notes,

in each case, after the following conditions have been met:

                                    (A) Receipt by the Trustee of an Officers'
                  Certificate specifying:

                                             (1) the amount of Notes to be
                                    authenticated and the date on which the
                                    Notes are to be authenticated,

                                             (2) whether the Notes are to be
                                    Initial Notes, Additional Notes or Exchange
                                    Notes,

                                             (3) in the case of Initial
                                    Additional Notes, that the issuance of such Notes does not contravene any provision of
                                    Article 4,

                                             (4) whether the Notes are to be
                                    issued as one or more Global Notes or
                                    Certificated Notes,

                                             (5) other information the Company
                                    may determine to include or the Trustee may reasonably request, and

                                             (6) in the case of Initial
                                    Additional Notes, receipt by the Trustee of an Opinion of Counsel confirming that the Holders of the outstanding Notes will be subject to federal income tax in the same amounts, in the same manner and at the same times as would have been the case if such Additional Notes were not issued.

                                    (B) In the case of Exchange Notes,
                  effectiveness of an Exchange Offer Registration Statement and consummation of the exchange offer thereunder (and receipt by the Trustee of an Officers' Certificate to that effect). Initial Notes or Initial Additional Notes exchanged for Exchange Notes will be cancelled by the Trustee.

                                    (C) In any case contemplated by this Section
                  2.02, receipt by the Trustee of an Opinion of Counsel and Trustee's Certificate pursuant to Section 10.04 hereof.

                  Section 2.03. Registrar, Paying Agent and Authenticating Agent; Paying Agent to Hold Money in Trust.

                  (a) The Company may appoint one or more Registrars and one or more Paying Agents, and the Trustee may appoint an Authenticating Agent, in which case each reference in this Indenture to the Trustee in respect of the obligations of the Trustee to be performed by that Agent will be deemed to be references to the Agent. The Company may act as Registrar or (except for purposes of Article 8) Paying Agent. In each case the Company and the Trustee will enter into an appropriate agreement with the Agent implementing the provisions of this Indenture relating to the obligations of the Trustee to be performed by the Agent and the related rights. The Company initially appoints the Trustee as Registrar and Paying Agent.

                  (b) The Company will require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of the Holders or the Trustee all money held by the Paying Agent for the payment of principal of and interest on the Notes and will promptly notify the Trustee of any default by the Company in making any such payment. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed, and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require the Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon doing so, the Paying Agent will have no further liability for the money so paid over to the Trustee.

                  Section 2.04. Replacement Notes.

                  If a mutilated Note is surrendered to the Trustee or if a Holder claims that its Note has been lost, destroyed or wrongfully taken, the Company will issue and the Trustee will authenticate a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding. Every replacement Note is an additional obligation of the Company and entitled to the benefits of this Indenture. An indemnity must be furnished that is sufficient in the judgment of both the Trustee and the Company to protect the Company and the Trustee from any loss they may suffer if a Note is replaced. The Company may charge the Holder for the expenses of the Company and the Trustee in replacing a Note. In case the mutilated, lost, destroyed or wrongfully taken Note has become or is about to become due and payable, the Company in its discretion may pay the Note instead of issuing a replacement Note.

                  Section 2.05. Outstanding Notes.

                  (a) Notes outstanding at any time are all Notes that have been authenticated by the Trustee except for

                           (i) Notes cancelled by the Trustee or delivered to it
                  for cancellation;

                           (ii) any Note which has been replaced pursuant to
                  Section 2.04 unless and until the Trustee and the Company receive proof satisfactory to them that the replaced Note is held by a bona fide purchaser; and

                           (iii) on or after the maturity date or any redemption
                  date, those Notes payable or to be redeemed on that date for which the Trustee (or Paying Agent, other than the Company or an Affiliate of the Company) holds money sufficient to pay all amounts then due.

                  (b) A Note does not cease to be outstanding because the Company or one of its Affiliates holds the Note, provided that in determining whether the Holders of the requisite principal amount of the outstanding Notes have given or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder, Notes owned by the Company or any Affiliate of the Company will be disregarded and deemed not to be outstanding, (it being understood that in determining whether the Trustee is protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Notes which a Responsible Officer of the Trustee actually knows to be so owned will be so disregarded). Notes so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any Affiliate of the Company.

                  Section 2.06. Temporary Notes.

                  Until definitive Notes are ready for delivery, the Company may prepare and the Trustee will authenticate temporary Notes. Temporary Notes will be substantially in the form of definitive Notes but may have insertions, substitutions, omissions and other variations determined to be appropriate by the Officer executing the temporary Notes, as evidenced by the execution of the temporary Notes. If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes will be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company designated for the purpose pursuant to Section 4.02, without charge to the Holder. Upon surrender for cancellation of any temporary Notes the Company will execute and the Trustee will authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes will be entitled to the same benefits under this Indenture as definitive Notes.

                  Section 2.07. Cancellation.

                  The Company at any time may deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold. Any Registrar or the Paying Agent will forward to the Trustee any Notes surrendered to it for transfer, exchange or payment. The Trustee will cancel all Notes surrendered for transfer, exchange, payment or cancellation and dispose of them in accordance with its normal procedures or the written instructions of the Company. The Company may not issue new Notes to replace Notes it has paid in full or delivered to the Trustee for cancellation.

                  Section 2.08. CUSIP and CINS Numbers.

                  The Company in issuing the Notes may use "CUSIP" and "CINS" numbers, and the Trustee will use CUSIP numbers or CINS numbers in notices of redemption or exchange as a convenience to Holders, the notice to state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of redemption or exchange. The Company will promptly notify the Trustee of any change in the CUSIP or CINS numbers.

                  Section 2.09. Registration, Transfer and Exchange.

                  (a) The Notes will be issued in registered form only, without coupons, and the Company shall cause the Trustee to maintain a register (the "Register") of the Notes, for registering the record ownership of the Notes by the Holders and transfers and exchanges of the Notes.

                  (b) (i) Each Global Note will be registered in the name of the Depositary or its nominee and, so long as DTC is serving as the Depositary thereof, will bear the DTC Legend.

                       (ii) Each Global Note will be delivered to the Trustee as
                  custodian for the Depositary. Transfers of a Global Note (but not a beneficial interest therein) will be limited to transfers thereof in whole, but not in part, to the Depositary, its successors or their respective nominees, except (A) as set forth in Section 2.09(b)(iv) and (B) transfers of portions thereof in the form of Certificated Notes may be made upon request of an Agent Member (for itself or on behalf of a beneficial owner) by written notice given to the Trustee by or on behalf of the Depositary in accordance with customary procedures of the Depositary and in compliance with this Section and Section 2.10.

                       (iii) Agent Members will have no rights under this
                  Indenture with respect to any Global Note held on their behalf by the Depositary, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, the Depositary or its nominee may grant proxies and otherwise authorize any Person (including any Agent Member and any Person that holds a beneficial interest in a Global Note through an Agent Member) to take any action which a Holder is entitled to take under this Indenture or the Notes, and nothing herein will impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any security.

                       (iv) If (A) the Depositary notifies the Company that it
                  is unwilling or unable to continue as Depositary for a Global Note and a successor depositary is not appointed by the Company within 90 days of the notice or (B) an Event of Default has occurred and is continuing and the Trustee has received a request from the Depositary, the Trustee will promptly exchange each beneficial interest in the Global Note for one or more Certificated Notes in authorized denominations having an equal aggregate principal amount registered in the name of the owner of such beneficial interest, as identified to the Trustee by the Depositary, and thereupon the Global Note will be deemed canceled. If such Note does not bear the Restricted Legend, then the Certificated Notes issued in exchange therefor will not bear the Restricted Legend. If such Note bears the Restricted Legend, then the Certificated Notes issued in exchange therefor will bear the Restricted Legend, provided that any Holder of any such Certificated Note issued in exchange for a beneficial interest in a Temporary Offshore Global Note will have the right upon presentation to the Trustee of a duly completed Certificate of Beneficial Ownership after the Restricted Period to exchange such Certificated Note for a Certificated Note of like tenor and amount that does not bear the Restricted Legend, registered in the name of such Holder.

                  (c) Each Certificated Note will be registered in the name of the Holder thereof or its nominee.

                  (d) A Holder may transfer a Note (or a beneficial interest therein) to another Person or exchange a Note (or a beneficial interest therein) for another Note or Notes of any authorized denomination by presenting to the Trustee a written request therefor stating the name of the proposed transferee or requesting such an exchange, accompanied by any certification, opinion or other document required by Section 2.10. The Trustee will promptly register any transfer or exchange that meets the requirements of this Section by noting the same in the register maintained by the Trustee for the purpose; provided that

                           (i) no transfer or exchange will be effective until
                  it is registered in such register and

                           (ii) the Trustee will not be required (A) to issue,
                  register the transfer of or exchange any Note for a period of 15 days before a selection of Notes to be redeemed, (B) to register the transfer of or exchange any Note so selected for redemption, except, in the case of a partial redemption, that portion of any Note not being redeemed, or (C) if a redemption is to occur after a Regular Record Date but on or before the corresponding Interest Payment Date, to register the transfer of or exchange any Note on or after the Regular Record Date and before the date of redemption. Prior to the registration of any transfer, the Company, the Trustee and their agents will treat the Person in whose name the Note is registered as the owner and Holder thereof for all purposes (whether or not the Note is overdue), and will not be affected by notice to the contrary.

                  From time to time the Company will execute and the Trustee will authenticate additional Notes as necessary in order to permit the registration of a transfer or exchange in accordance with this Section.

                  No service charge will be imposed in connection with any transfer or exchange of any Note, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than a transfer tax or other similar governmental charge payable upon exchange pursuant to subsection (b)(iv)).

                  (e) (i) Global Note to Global Note. If a beneficial interest in a Global Note is transferred or exchanged for a beneficial interest in another Global Note, the Trustee will
                  (A) record a decrease in the principal amount of the Global Note being transferred or exchanged equal to the principal amount of such transfer or exchange and (B) record a like increase in the principal amount of the other Global Note. Any beneficial interest in one Global Note that is transferred to a Person who takes delivery in the form of an interest in another Global Note, or exchanged for an interest in another Global Note, will, upon transfer or exchange, cease to be an interest in such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer and exchange restrictions, if any, and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

                           (ii) Global Note to Certificated Note. If a
                  beneficial interest in a Global Note is transferred or exchanged for a Certificated Note, the Trustee will (A) record a decrease in the principal amount of such Global Note equal to the principal amount of such transfer or exchange and (B) deliver one or more new Certificated Notes in authorized denominations having an equal aggregate principal amount to the transferee (in the case of a transfer) or the owner of such beneficial interest (in the case of an exchange), registered in the name of such transferee or owner, as applicable.

                           (iii) Certificated Note to Global Note. If a
                  Certificated Note is transferred or exchanged for a beneficial interest in a Global Note, the Trustee will (A) cancel such Certificated Note, (B) record an increase in the principal amount of such Global Note equal to the principal amount of such transfer or exchange and (C) in the event that such transfer or exchange involves less than the entire principal amount of the canceled Certificated Note, deliver to the Holder thereof one or more new Certificated Notes in authorized denominations having an aggregate principal amount equal to the untransferred or unexchanged portion of the canceled Certificated Note, registered in the name of the Holder thereof.

                           (iv) Certificated Note to Certificated Note. If a
                  Certificated Note is transferred or exchanged for another Certificated Note, the Trustee will (A) cancel the Certificated Note being transferred or exchanged, (B) deliver one or more new Certificated Notes in authorized denominations having an aggregate principal amount equal to the principal amount of such transfer or exchange to the transferee (in the case of a transfer) or the Holder of the canceled Certificated Note (in the case of an exchange), registered in the name of such transferee or Holder, as applicable, and (C) if such transfer or exchange involves less than the entire principal amount of the canceled Certificated Note, deliver to the Holder thereof one or more Certificated Notes in authorized denominations having an aggregate principal amount equal to the untransferred or unexchanged portion of the canceled Certificated Note, registered in the name of the Holder thereof.

                  Section 2.10.  Restrictions on Transfer and Exchange.

                  (a) The transfer or exchange of any Note (or a beneficial interest therein) may only be made in accordance with this Section and Section
2.09 and, in the case of a Global Note (or a beneficial interest therein), the applicable rules and procedures of the Depositary. The Trustee shall refuse to register any requested transfer or exchange that the Trustee actually knows does not comply with the preceding sentence.

                  (b) Subject to paragraph (c), the transfer or exchange of any Note (or a beneficial interest therein) of the type set forth in column A below for a Note (or a beneficial interest therein) of the type set forth opposite in column B below may only be made in compliance with the certification requirements (if any) described in the clause of this paragraph set forth opposite in column C below.

           A                             B                              C
U.S. Global Note                    U.S. Global Note                   (i)
U.S. Global Note                    Offshore Global Note               (ii)
U.S. Global Note                    Certificated Note                  (iii)
Offshore Global Note                U.S. Global Note                   (iv)
Offshore Global Note                Offshore Global Note               (i)
Offshore Global Note                Certificated Note                  (v)
Certificated Note                   U.S. Global Note                   (iv)
Certificated Note                   Offshore Global Note               (ii)
Certificated Note                   Certificated Note                  (iii)

                           (i) No certification is required.

                           (ii) The Person requesting the transfer or exchange
                  must deliver or cause to be delivered to the Trustee a duly completed Regulation S Certificate; provided that if the requested transfer or exchange is made by the

                  Holder of a Certificated Note that does not bear the Restricted Legend, then no certification is required.

                           (iii) The Person requesting the transfer or exchange
                  must deliver or cause to be delivered to the Trustee (A) a duly completed Rule 144A Certificate, (B) a duly completed Regulation S Certificate or (C) a duly completed Institutional Accredited Investor Certificate, and/or an Opinion of Counsel and such other certifications and evidence as the Company or the Trustee may reasonably require in order to determine that the proposed transfer or exchange is being made in compliance with the Securities Act and any applicable securities laws of any state of the United States; provided that if the requested transfer or exchange is made by the Holder of a Certificated Note that does not bear the Restricted Legend, then no certification is required. In the event that (x) the requested transfer or exchange takes place after the Restricted Period and a duly completed Regulation S Certificate is delivered to the Trustee or (y) a Certificated Note that does not bear the Restricted Legend is surrendered for transfer or exchange, upon transfer or exchange the Trustee will deliver a Certificated Note that does not bear the Restricted Legend.

                           (iv) The Person requesting the transfer or exchange
                  must deliver or cause to be delivered to the Trustee a duly completed Rule 144A Certificate.

                           (v) Notwithstanding anything to the contrary
                  contained herein, no such exchange is permitted if the requested exchange involves a beneficial interest in a Temporary Offshore Global Note. If the requested transfer involves a beneficial interest in a Temporary Offshore Global Note, the Person requesting the transfer must deliver or cause to be delivered to the Trustee (A) a duly completed Rule 144A Certificate or (B) a duly completed Institutional Accredited Investor Certificate and/or an Opinion of Counsel and such other certifications and evidence as the Company may reasonably require in order to determine that the proposed transfer is being made in compliance with the Securities Act and any applicable securities laws of any state of the United States. If the requested transfer or exchange involves a beneficial interest in a Permanent Offshore Global Note, no certification is required and the Trustee will deliver a Certificated Note that does not bear the Restricted Legend.

                  (c) No certification is required in connection with any transfer or exchange of any Note (or a beneficial interest therein)

                           (i) after such Note is eligible for resale pursuant
                  to Rule 144(k) under the Securities Act (or a successor provision); provided that the Company has provided the Trustee with an Officer's Certificate to that effect, and the Company may require from any Person requesting a transfer or exchange in reliance upon this clause (i) an opinion of counsel and any other reasonable certifications and evidence in order to support such certificate; or

                           (ii) (A) sold pursuant to an effective registration
                  statement, pursuant to the Registration Rights Agreement or otherwise or (B) which is validly tendered for exchange into an Exchange Note pursuant to an Exchange Offer.

Any Certificated Note delivered in reliance upon this paragraph will not bear the Restricted Legend.

                  (d) The Trustee will retain copies of all certificates, opinions and other documents received in connection with the transfer or exchange of a Note (or a beneficial interest therein), and the Company will have the right, at its own expense, to inspect and make copies thereof at any reasonable time upon written notice to the Trustee.

                  The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  Section 2.11. Temporary Offshore Global Notes.

                  (a). Each Note originally sold by the Initial Purchasers in reliance upon Regulation S will be evidenced by one or more Offshore Global Notes that bear the Temporary Offshore Global Note Legend.

                  (b) An owner of a beneficial interest in a Temporary Offshore Global Note (or a Person acting on behalf of such an owner) may provide to the Trustee (and the Trustee will accept) a duly completed Certificate of Beneficial Ownership at any time after the Restricted Period (it being understood that the Trustee will not accept any such certificate during the Restricted Period). Promptly after acceptance of a Certificate of Beneficial Ownership with respect to such a beneficial interest, the Trustee will cause such beneficial interest to be exchanged for an equivalent beneficial interest in a Permanent Offshore Global Note, and will (i) permanently reduce the principal amount of such Temporary Offshore Global Note by the amount of such beneficial interest and
(ii) increase the principal amount of such Permanent Offshore Global Note by the amount of such beneficial interest.

                  (c) Notwithstanding anything to the contrary contained herein, beneficial interests in a Temporary Offshore Global Note may be held through the Depositary only through Euroclear and Clearstream and their respective direct and indirect participants.

                  (d) Notwithstanding paragraph (b), if after the Restricted Period any Initial Purchaser owns a beneficial interest in a Temporary Offshore Global Note, such Initial Purchaser may, upon written request to the Trustee accompanied by a certification as to its status as an Initial Purchaser, exchange such beneficial interest for an equivalent beneficial interest in a Permanent Offshore Global Note, and the Trustee will comply with such request and will

(i) permanently reduce the principal amount of such Temporary Offshore Global Note by the amount of such beneficial interest and (ii) increase the principal amount of such Permanent Offshore Global Note by the amount of such beneficial interest.

                                    ARTICLE 3

                                   REDEMPTION

                  Section 3.01. Optional Redemption.

                  At any time and from time to time, the Company may redeem the Notes, in whole or in part, at a redemption price equal to the greater of (a) 100% of the principal amount of the Notes, plus accrued and unpaid interest thereon to the date of redemption; or (b) the sum of the remaining scheduled payments of principal of and interest on the Notes being redeemed (not including any portion of the payments of interest accrued as of the date of redemption), discounted to its present value as of the date of redemption, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the Adjusted Treasury Rate, as determined by the Quotation Agent, plus 25 basis points, plus accrued and unpaid interest on the principal amount being redeemed to the date of redemption.

                  Section 3.02. Method and Effect of Redemption.

                  (a) If the Company elects to redeem Notes, it must notify the Trustee of the redemption date and the principal amount of Notes to be redeemed by delivering an Officers' Certificate at least 60 days before the redemption date (unless a shorter period is satisfactory to the Trustee). If fewer than all of the Notes are being redeemed, the Officers' Certificate must also specify a record date not less than 15 days after the date the notice of redemption is given to the Trustee, and the Trustee will select the Notes to be redeemed pro rata, by lot or by any other method the Trustee in its sole discretion deems appropriate, in denominations of $1,000 principal amount and multiples thereof. The Trustee will notify the Company promptly of the Notes or portions of Notes to be called for redemption. Notice of redemption must be sent by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company, to Holders whose Notes are to be redeemed at least 30 days but not more than 60 days before the redemption date.

                  (b) The notice of redemption will identify the Notes to be redeemed and will include or state the following:

                           (i) the redemption date;

                           (ii) the redemption price, including the portion
                  thereof representing any accrued interest;

                           (iii) the place or places where Notes are to be
                  surrendered for redemption;

                           (iv) Notes called for redemption must be so
                  surrendered in order to collect the redemption price;

                           (v) on the redemption date the redemption price will
                  become due and payable on Notes called for redemption, and interest on Notes called for redemption will cease to accrue on and after the redemption date;

                           (vi) if any Note is redeemed in part, on and after
                  the redemption date, upon surrender of such Note, new Notes equal in principal amount to the unredeemed portion will be issued; and

                           (vii) if any Note contains a CUSIP or CINS number, no
                  representation is being made as to the correctness of the CUSIP or CINS number either as printed on the Notes or as contained in the notice of redemption and that the Holder should rely only on the other identification numbers printed on the Notes.

                  (c) Once notice of redemption is sent to the Holders, Notes called for redemption become due and payable at the redemption price on the redemption date, and upon surrender of the Notes called for redemption, the Company shall redeem such Notes at the redemption price. Commencing on the redemption date, Notes redeemed will cease to accrue interest. Upon surrender of any Note redeemed in part, the Holder will receive a new Note equal in principal amount to the unredeemed portion of the surrendered Note.

                                    ARTICLE 4

                                    COVENANTS

                  Section 4.01. Payment of Notes.

                  (a). The Company agrees to pay the principal of and interest on the Notes on the dates and in the manner provided in the Notes and this Indenture. Not later than 9:00 A.M. (New York City time) on the due date of any principal of or interest on any Notes, or any redemption price of the Notes, the Company will deposit with the Trustee (or Paying Agent) money in immediately available funds sufficient to pay such amounts, provided that if the Company or any Affiliate of the Company is acting as Paying Agent, it will, on or before each due date, segregate and hold in a separate trust fund for the benefit of the Holders a sum of money sufficient to pay such amounts until paid to such Holders or otherwise disposed of as provided in this Indenture. In each case, the Company will promptly notify the Trustee of its compliance with this paragraph.

                  (b) An installment of principal or interest will be considered paid on the date due if the Trustee (or Paying Agent, other than the Company or any Affiliate of the Company) holds on that date money designated for and sufficient to pay the installment. If the Company or any Affiliate of the Company acts as Paying Agent, an installment of principal or interest will be considered paid on the due date only if paid to the Holders.

                  (c) The Company agrees to pay interest on overdue principal, and, to the extent lawful, overdue installments of interest at the rate per annum specified in the Notes.

                  (d) Payments in respect of the Notes represented by the Global Notes are to be made by wire transfer of immediately available funds to the accounts specified by the Holders of the Global Notes. With respect to Certificated Notes, the Company will make all payments by wire transfer of immediately available funds to the accounts specified by the Holders thereof or, if no such account is specified, by mailing a check to each Holder's registered address.

                 Section 4.02. Maintenance of Office or Agency.

                  The Company will maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company hereby initially designates the Corporate Trust Office of the Trustee as such office of the Company. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company fails to maintain any such required office or agency or fails to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served to the Trustee.

                  The Company may also from time to time designate one or more other offices or agencies where the Notes may be surrendered or presented for any of such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  Section 4.03. Paying Agent.

                  Whenever the Company shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

                  (a) that it will hold all sums received by it as such agent for the payment of the principal of or interest on the Notes (whether such sums have been paid to it by the Company or by any other obligor on the Notes) in trust for the benefit of the holders of the Notes or of the Trustee,

                  (b) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Notes) to make any payment of the principal of or interest on the Notes when the same shall be due and payable, and

                  (c) pay any such sums so held in trust by it to the Trustee upon the Trustee's written request at any time during the continuance of the failure referred to in clause 4.03(b) above.

                  Anything in this section to the contrary notwithstanding, the Company may at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

                  Anything in this section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this section are subject to the provision of Section 8.05.

                  Section 4.04. Certificate to Trustee.

                  The Company will furnish to the Trustee, within 120 days after the end of each fiscal year, a brief certificate (which need not comply with Section 10.04) from the principal executive, financial or accounting officer of the Company as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture). If the Company shall not be in such compliance, the certificate shall specify such non-compliance and the nature and status thereof of which the officer shall have knowledge.

                  Section 4.05. Corporate Existence.

                  Subject to Article 5, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

                  Section 4.06. Securityholders' Lists.

                  If and so long as the Trustee shall not be the Registrar of the Notes, the Company will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Notes pursuant to Section 312 of the Trust Indenture Act (a) semi-annually not more than 15 days after each record date for the payment of semi-annual interest on the Notes, as herein above specified, as of such record date, and (b) at such other times as the Trustee may request in writing, within thirty days after receipt by the Company of any such request as of a date not more than 15 days prior to the time such information is furnished.

                  Section 4.07. Reports by the Issuer.

                  The Company covenants to file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                  Section 4.08. Reports by the Trustee.

                  Any Trustee's report required under Section 313(a) of the Trust Indenture Act of 1939 shall be transmitted on or before the first date for the regular payment of semi-annual interest on the Notes next succeeding May 15 in each year, and shall be dated as of a date convenient to the Trustee no more than 60 nor less than 45 days prior thereto (unless such

May 15 is less than 45 days prior to such interest payment date, in which case such report shall be (a) so transmitted on or before the second such interest payment date next succeeding such May 15 and (b) as of a date determined as provided above). A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Notes are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Notes are listed on any stock exchange and of any delisting thereof.

                  Section 4.09. Appointment to Fill a Vacancy in Office of Trustee.

                  The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.08(b), a Trustee, so that there shall at all times be a Trustee hereunder.

                  Section 4.10. Limitation on Liens.

                  (a) The Company will not, nor will it permit any Domestic Subsidiary to, directly or indirectly, issue, assume or Guarantee any Debt if such Debt or Guarantee is secured by any Lien upon any Principal Property of the Company or of a Domestic Subsidiary or upon any shares of stock or indebtedness of any Domestic Subsidiary (whether such principal property, shares of stock or indebtedness is owned at the Issue Date or thereafter acquired) without in any such case effectively securing, concurrently with the issuance, assumption or Guaranty of any such Debt, any series of Notes (together with, if the Company shall so determine, any other indebtedness of or Guaranteed by the Company or such Domestic Subsidiary ranking equally with such series of Notes and then existing or thereafter created) equally and ratably with such Debt, so long as such Debt is so secured; provided, however, that the foregoing restriction shall not apply to Permitted Liens.

                  (b) The provisions of subsection (a) of this Section shall not apply to the issuance, assumption or guarantee by the Company or any Domestic Subsidiary of Debt secured by a Lien which would otherwise be subject to the foregoing restrictions up to an aggregate amount which, together with (i) all other Debt of the Company and its Domestic Subsidiaries secured by Liens (not including Permitted Liens) that would otherwise be subject to the foregoing restrictions and (ii) the Attributable Debt with respect to Sale and Leaseback Transactions in existence at such time (other than any Sale and Leaseback Transaction that, if such Sale and Leaseback Transaction had been a Lien, would have been permitted by clause (1) of the definition of Permitted Lien), does not at the time exceed 10% of Consolidated Net Tangible Assets.

                  (c) If at any time the Company or any Domestic Subsidiary shall issue, assume or Guarantee any Debt secured by any Lien and if subsection
(a) of this Section requires that the Notes be secured equally and ratably with such Debt, the Company will promptly execute, at its expense, any instruments necessary to so equally and ratably secure the Notes and deliver the same to the Trustee and will promptly furnish to the Trustee:

                           (i) an Officers' Certificate stating that the
                  covenant of the Company contained in subsection (a) of this Section has been complied with; and

                           (ii) an Opinion of Counsel to the effect that such
                  covenant has been complied with, and that any instruments executed by the Company in the performance of such covenant comply with the requirements of such covenant.

                  In the event that the Company shall hereafter secure any series of Notes equally and ratably with any other obligation or indebtedness pursuant to the provisions of this Section, the Trustee is hereby authorized, but not required, to enter into an indenture or agreement supplemental hereto and to take such action, if any, as it may deem advisable to enable it to enforce effectively the rights of the Holders of the Notes so secured, equally and ratably with such other obligation or indebtedness.

                  Section 4.11. Limitation on Sale and Leaseback Transactions.

                  The Company will not, nor will it permit any Domestic Subsidiary to, enter into any Sale and Leaseback Transaction, unless:

                  (a) the Company or such Domestic Subsidiary would be entitled, either pursuant to the provisions of paragraphs (a) or (b) of Section 4.10, to incur Debt secured by a Lien on such Principal Property without equally and ratably securing any of the Notes, or

                  (b) the Company or such Domestic Subsidiary shall, within 180 days of the effective date of any such arrangement, apply an amount equal to the proceeds from such Sale and Leaseback Transaction relating to such Principal Property (x) to the payment or other retirement of Debt incurred or assumed by the Company that ranks senior to or pari passu with the Notes (other than, in either case, Debt owed by the Company or any Subsidiary) or (y) to the purchase of Principal Property (other than the Principal Property involved in such sale).

                  Section 4.12. Limitation on Guarantees.

                  The Company and its Domestic Subsidiaries will not enter into any agreement pursuant to which any such Domestic Subsidiary Guarantees the payment of Debt incurred by the Company without, in any such case, providing concurrently with the Guarantee of such Debt, that any series of Notes be equally and ratably guaranteed by such Domestic Subsidiary for so long as such Debt is so Guaranteed.

                  Section 4.13. Waiver of Certain Covenants.

                  The Company may omit in respect of the Notes, in any particular instance, to comply with any covenant or condition set forth in Sections 4.10, 4.11 or 4.12, if before or after the time for such compliance the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding, by act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                    ARTICLE 5

                     CONSOLIDATION, MERGER OR SALE OF ASSETS

                  Section 5.01. Consolidation, Merger or Sale of Assets by the Company.

                  The Company shall not consolidate with or merge into any other Person or sell, assign, convey or transfer or otherwise dispose of all or substantially all of its properties and assets to any Person, unless:

                           (a) the Person formed by such consolidation or into
                  which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company shall be a Person organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                           (b) immediately after giving effect to such
                  transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and

                           (c) the Company has delivered to the Trustee an
                  Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with paragraphs (a) and (b) of this section 5.01 and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  Section 5.02. Successor Person Substituted.

                  Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company in accordance with Section 5.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein. In the event of any such conveyance or transfer, the Company as the predecessor Person may be dissolved, wound up or liquidated at any time thereafter.

                                    ARTICLE 6

                              DEFAULT AND REMEDIES

                  Section 6.01. Events of Default.

                  An "Event of Default" with respect to the Notes, occurs if:

                           (a) the Company defaults in the payment of interest
                  (including any Additional Interest) on any Note, when the same becomes due and payable, and the default continues for a period of 30 days;

                           (b) the Company defaults in the payment of the
                  principal of, or premium, if any, on any Note when the same becomes due and payable at maturity, upon acceleration or redemption, or otherwise;

                           (c) the Company defaults in the performance of or
                  breaches any other covenant or agreement of the Company in this Indenture or under the Notes and the default or breach continues for a period of 90 days after written notice to the Company by the Trustee or to the Company by the Holders of 25% or more in aggregate principal amount of the Notes;

                           (d) an involuntary case or other proceeding is
                  commenced against the Company with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding remains undismissed and unstayed for a period of 60 days; or an order for relief is entered against the Company under the federal bankruptcy laws as now or hereafter in effect;

                           (e) the Company (i) commences a voluntary case under
                  any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (ii) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestration or similar official of the Company or for all or substantially all of the property and assets of the Company or
                  (iii) effects any general assignment for the benefit of creditors (an event of default specified in clause (d) or (e), a "bankruptcy default").

                  Section 6.02. Acceleration.

                  (a) If an Event of Default, other than a bankruptcy default, occurs and is continuing under this Indenture, the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding, by written notice to the Company (and to the Trustee if the notice is given by the Holders), may, and the Trustee at the request of such Holders shall, declare the principal of and accrued but unpaid interest on all the Notes to be immediately due and payable. Upon a declaration of acceleration, such principal and interest will become immediately due and payable. If a bankruptcy default occurs, the principal of and accrued but unpaid interest on all the Notes then outstanding will become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

                  (b) In the case of an Event of Default specified in Section 6.01(c), the Holders of a majority in aggregate principal amount of the outstanding Notes by written notice to the Company and to the Trustee may waive all past Defaults (except for Defaults in the payment of principal, any premium on, or any interest on the Notes) and rescind and annul a declaration of acceleration and its consequences if

                           (i) all existing Events of Default, other than the
                  nonpayment of the principal of, premium, if any, and interest on the Notes that have become due solely by any such declaration of acceleration, have been cured or waived, and

                           (ii) the rescission would not conflict with any
                  judgment or decree of a court of competent jurisdiction.

                  Section 6.03.  Other Remedies.

                  If an Event of Default occurs and is continuing, the Trustee may pursue, in its own name or as trustee of an express trust, any available remedy by a proceeding at law or in equity to collect the payment of principal of and interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture. The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding.

                  Section 6.04. Waiver of Past Defaults.

                  Except as otherwise provided in Sections 6.02, 6.07 and 9.02, the Holders of a majority in principal amount of the outstanding Notes may, by notice to the Trustee, waive an existing Default and its consequences. Upon such waiver, the Default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, but no such waiver will extend to any subsequent or other Default or impair any right consequent thereon.

                  Section 6.05. Control by Majority.

                  The Holders of a majority in aggregate principal amount of the outstanding Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. However, the Trustee may, upon the advice of counsel, refuse to follow any direction that conflicts with law or this Indenture, that may involve the Trustee in personal liability, or that the Trustee determines in good faith may be unduly prejudicial to the rights of Holders of Notes not joining in the giving of such direction, and may take any other action it deems proper that is not inconsistent with any such direction received from Holders of Notes.

                  Section 6.06. Limitation on Suits.

                  A Holder may not institute any proceeding, judicial or otherwise, with respect to this Indenture or the Notes, or for the appointment of a receiver or trustee, or for any other remedy under this Indenture or the Notes, unless:

                           (a) the Holder has previously given to the Trustee
                  written notice of a continuing Event of Default;

                           (b) Holders of at least 25% in aggregate principal
                  amount of outstanding Notes have made written request to the Trustee to institute proceedings in respect of the Event of Default in its own name as Trustee under this Indenture;

                           (c) Holders have offered to the Trustee indemnity
                  reasonably satisfactory to the Trustee against any costs, liabilities or expenses to be incurred in compliance with such request;

                           (d) the Trustee for 60 days after its receipt of such
                  notice, request and offer of indemnity has failed to institute any such proceeding; and

                           (e) during such 60-day period, the Holders of a
                  majority in aggregate principal amount of the outstanding Notes have not given the Trustee a direction that is inconsistent with such written request.

                  Section 6.07. Rights of Holders to Receive Payment.

                  Notwithstanding anything to the contrary, the right of a Holder of a Note to receive payment of principal of or interest on its Note on or after the Stated Maturity thereof, or to bring suit for the enforcement of any such payment on or after such respective dates, may not be impaired or affected without the consent of that Holder.

                  Section 6.08. Collection Suit by Trustee.

                  If an Event of Default in payment of principal or interest specified in clause (a) or (b) of Section 6.01 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust for the whole amount of principal and accrued interest remaining unpaid, together with interest on overdue principal and, to the extent lawful, overdue installments of interest, in each case at the rate specified in the Notes, and such further amount as is sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee hereunder.

                  Section 6.09.  Trustee May File Proofs of Claim.

                  The Trustee may file proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee hereunder) and the Holders allowed in any judicial proceedings relating to the Company or its creditors or property, and is entitled and empowered to collect, receive and distribute any money, securities or other property payable or deliverable upon conversion or exchange of the Notes or upon any such claims. Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, if the Trustee consents to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee hereunder. Nothing in this Indenture will be deemed to empower the Trustee to authorize or consent to, or accept or adopt on behalf of any Holder, any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  Section 6.10. Priorities.

                  If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

                           First: to the Trustee for all amounts due hereunder;

                           Second: to Holders for amounts then due and unpaid for principal of and interest on the Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal and interest; and

                           Third: to the Company or as a court of competent jurisdiction may direct.

                  The Trustee, upon written notice to the Company, may fix a record date and payment date for any payment to Holders pursuant to this Section.

                  Section 6.11.  Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted a proceeding to enforce any right or remedy under this Indenture and the proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to the Holder, then, subject to any determination in the proceeding, the Company, the Trustee and the Holders will be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Company, the Trustee and the Holders will continue as though no such proceeding had been instituted.

                  Section 6.12. Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court may require any party litigant in such suit (other than the Trustee) to file an undertaking to pay the costs of the suit, and the court may assess reasonable costs, including reasonable attorneys fees and expenses, against any party litigant (other than the Trustee) in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by a Holder to enforce payment of principal of or interest on any Note on the respective due dates, or a suit by Holders of more than 10% in principal amount of the outstanding Notes.

                  Section 6.13. Rights and Remedies Cumulative.

                  No right or remedy conferred or reserved to the Trustee or to the Holders under this Indenture is intended to be exclusive of any other right or remedy, and all such rights and remedies are, to the extent permitted by law, cumulative and in addition to every other right and remedy hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or exercise of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or exercise of any other right or remedy.

                  Section 6.14.  Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default will impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  Section 6.15. Waiver of Stay, Extension or Usury Laws.

                  The Company covenants, to the extent that it may lawfully do so, that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of, or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture. The Company hereby expressly waives, to the extent that it may lawfully do so, all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 7

                                   THE TRUSTEE

                  Section 7.01. General.

                  (a) The duties and responsibilities of the Trustee are as provided by the Trust Indenture Act and as set forth herein. Whether or not expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee is subject to this Article.

                           (b) Except during the continuance of an Event of
                  Default, the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations will be read into this Indenture against the Trustee. In case an Event of Default has occurred and is continuing, the Trustee shall exercise those rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                           (c) No provision of this Indenture shall be construed
                  to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct.

                  Section 7.02. Certain Rights of Trustee.

                  Subject to Trust Indenture Act Sections 315(a) through (d):

                           (a) In the absence of bad faith on its part, the
                  Trustee may conclusively rely, and will be protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document, but, in the case of any document which is specifically required to be furnished to the Trustee pursuant to any provision hereof, the Trustee shall examine the document to determine whether it conforms to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein). The Trustee, in its discretion, may make further inquiry or investigation into such facts or matters as it sees fit.

                           (b) Before the Trustee acts or refrains from acting,
                  it may require an Officers' Certificate or an Opinion of Counsel conforming to Section 10.05 and the Trustee will not be liable for any action it takes or omits to take in good faith in reliance on the certificate or opinion.

                           (c) The Trustee may act through its attorneys and
                  agents and will not be responsible for the misconduct or negligence of any agent appointed with due care.

                           (d) The Trustee will be under no obligation to
                  exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders, unless such Holders have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

                           (e) The Trustee will not be liable for any action it
                  takes or omits to take in good faith that it believes to be authorized or within its rights or powers or for any action it takes or omits to take in accordance with the direction of the Holders in accordance with Section 6.05 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                           (f) The Trustee may consult with counsel, and the
                  advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                           (g) No provision of this Indenture will require the
                  Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder, or in the exercise of its rights or powers, unless it receives indemnity satisfactory to it against any loss, liability or expense.

                           (h) The Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

                           (i) The Trustee shall not be liable with respect to
                  any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Notes.

                           (j) The Trustee shall not be deemed to have notice of
                  any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture.

                           (k) The rights, privileges, protections, immunities
                  and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

                  Section 7.03. Individual Rights of Trustee.

                  The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not the Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Trust Indenture Act Sections 310(b) and 311.

                  Section 7.04. Trustee's Disclaimer.

                  The Trustee (a) makes no representation as to the validity or adequacy of this Indenture or the Notes, (b) is not accountable for the Company's use or application of the proceeds from the Notes and (c) is not responsible for any statement in the Notes other than its certificate of authentication.

                  Section 7.05.  Notice of Default.

                  If any Default occurs and is continuing and is actually known to a Responsible Officer of the Trustee, the Trustee will send notice of the Default to each Holder within 90 days after it occurs, unless the Default has been cured; provided that, except in the case of a default in the payment of the principal of or interest on any Note, the Trustee may withhold the notice if and so long as the board of directors, the executive committee or a trust committee of Responsible Officers of the Trustee in good faith determines that withholding the notice is in the interest of the Holders. Notice to Holders under this Section will be given in the manner and to the extent provided in Trust Indenture Act Section 313(c).

                  Section 7.06. Reports by Trustee to Holders.

                  Within 60 days after each May 15, beginning with May 15, 2002, the Trustee will mail to each Holder, as provided in Trust Indenture Act Section 313(c), a brief report dated as of such May 15, if required by Trust Indenture Act Section 313(a), and file such reports with each stock exchange upon which the Notes are listed and with the Commission as required by Trust Indenture Act
Section 313(d).

                  Section 7.07. Compensation and Indemnity.

                  (a) The Company will pay the Trustee compensation as agreed upon in writing for its services. The compensation of the Trustee is not limited by any law on compensation of a Trustee of an express trust. The Company will reimburse the Trustee upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee, including the reasonable compensation and expenses of the Trustee's agents and counsel.

                  (b) The Company will fully indemnify the Trustee for, and hold it harmless against, any and all loss, damage, claims or liability or expense incurred (including taxes (other than taxes based upon, measured by or determined by the income of the Trustee) and legal fees and expenses) by it without negligence or bad faith on its part arising out of or in connection with the acceptance or administration of this Indenture and its duties under this Indenture and the Notes, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties under this Indenture and the Notes.

                  (c) To secure the Company's payment obligations in this Section, the Trustee will have a lien prior to the Notes on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of, and interest on particular Notes.

                  (d) When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.01(d) or Section 6.01(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

                  (e) The provisions of this Section shall survive the termination of this Indenture and the resignation or removal of the Trustee.

                  Section 7.08. Replacement of Trustee.

                  (a) (i) The Trustee may resign at any time by written notice to the Company.

                           (ii) The Holders of a majority in principal amount of
                  the outstanding Notes may remove the Trustee by written notice to the Trustee.

                           (iii) If the Trustee is no longer eligible under
                  Section 7.10 or in the circumstances described in Trust Indenture Act Section 310(b), any Holder that satisfies the requirements of Trust Indenture Act Section 310(b) may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                           (iv) The Company may remove the Trustee if: (A) the
                  Trustee is no longer eligible under Section 7.10; (B) the Trustee is adjudged a bankrupt or an insolvent; (C) a receiver or other public officer takes charge of the Trustee or its property; or (D) the Trustee becomes incapable of acting.

A resignation or removal of the Trustee and appointment of a successor Trustee will become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

                  (b) If the Trustee has been removed by the Holders, Holders of a majority in principal amount of the Notes may appoint a successor Trustee with the consent of the Company. Otherwise, if the Trustee resigns or is removed, or if a vacancy exists in the office of Trustee for any reason, the Company will promptly appoint a successor Trustee. If the successor Trustee does not deliver its written acceptance within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the outstanding Notes may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) Upon delivery by the successor Trustee of a written acceptance of its appointment to the retiring Trustee and to the Company, (i) the retiring Trustee will, upon payment of its charges, transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07, (ii) the resignation or removal of the retiring Trustee will become effective, and (iii) the successor Trustee will have all the rights, powers and duties of the Trustee under this Indenture. Upon request of any successor Trustee, the Company will execute any and all instruments for fully vesting in and confirming to the successor Trustee all such rights, powers and trusts. The Company will give notice of any resignation and any removal of the Trustee and each appointment of a successor Trustee to all Holders, and include in the notice the name of the successor Trustee and the address of its Corporate Trust Office.

                  (d) Notwithstanding replacement of the Trustee pursuant to this Section, the Company's obligations under Section 7.07 will continue for the benefit of the retiring Trustee.

                  (e) The Trustee agrees to give the notices provided for in, and otherwise comply with, Trust Indenture Act Section 310(b).

                  Section 7.09. Successor Trustee by Merger.

                  If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act will be the successor Trustee with the same effect as if the successor Trustee had been named as the Trustee in this Indenture.

                  Section 7.10. Eligibility.

                  This Indenture must always have a Trustee that satisfies the requirements of Trust Indenture Act Section 310(a) and has a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition.

                  Section 7.11. Money Held in Trust.

                  The Trustee will not be liable for interest on any money received by it except as it may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law and except for money held in trust under Article 8.

                                    ARTICLE 8

                            DEFEASANCE AND DISCHARGE

                  Section 8.01. Discharge of Company's Obligations.

                  (a) Subject to paragraph (b), the Company's obligations under the Notes and this Indenture will terminate if:

                           (i) all Notes previously authenticated and delivered
                  (other than (A) destroyed, lost or stolen Notes that have been replaced or (B) Notes that are considered paid pursuant to
                  Section 4.01(b) or (C) Notes for whose payment money or U.S. Government Securities have been held in trust and then repaid to the Company pursuant to Section 8.05) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder; or

                           (ii) (A) the Notes mature within one year, or all of
                  them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption,

                                (B) the Company irrevocably deposits in trust
                           with the Trustee, as trust funds solely for the benefit of the Holders, cash in U.S. dollars or U.S. Government Securities or a combination thereof sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certificate delivered to the Trustee, without consideration of any reinvestment, to pay principal of, premium, if any, and interest and Additional Interest, if any, on the Notes to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder,

                                (C) no Default has occurred and is continuing on
                           the date of the deposit,

                                (D) the deposit will not result in a breach or
                           violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound, and

                                (E) the Company delivers to the Trustee an
                           Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with.

                  (b) After satisfying the conditions in clause (a)(i), only the Company's obligations under Section 7.07 will survive. After satisfying the conditions in clause (a)(ii), only the Company's obligations in Article 2 and Sections 4.01, 4.02, 7.07, 7.08, 8.05 and 8.06 will survive. In either case, the Trustee upon request will acknowledge in writing the discharge of the Company's obligations under the Notes and this Indenture other than the surviving obligations.

                  Section 8.02. Legal Defeasance.

                  After the 91st day following the deposit referred to in clause
(a) below, the Company will be deemed to have paid and will be discharged from its obligations in respect of the Notes and this Indenture, other than its obligations in Article 2 and Sections 4.01, 4.02, 7.07, 7.08, 8.05 and 8.06, provided the following conditions have been satisfied:

                           (a) The Company has irrevocably deposited in trust
                  with the Trustee, as trust funds solely for the benefit of the Holders, cash in U.S. dollars or U.S. Government Securities or a combination thereof sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certificate thereof delivered to the Trustee, without consideration of any reinvestment, to pay principal of and interest on the Notes to maturity or redemption, as the case may be, provided that any redemption before maturity has been irrevocably provided for under arrangements satisfactory to the Trustee.

                           (b) No Default has occurred and is continuing on the
                  date of the deposit.

                           (c) The deposit will not result in a breach or
                  violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

                           (d) The Company has delivered to the Trustee either
                  (A) a ruling received from the Internal Revenue Service to the effect that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of the defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times as would otherwise have been the case or (B) an Opinion of Counsel, based on a change in law after the date of this Indenture, to the same effect as the ruling described in clause (A).

                           (e) If the Notes are listed on a national securities
                  exchange, the Company has delivered to the Trustee an Opinion of Counsel to the effect that the deposit and defeasance will not cause the Notes to be delisted.

                           (f) The Company has paid or caused to be paid all
                  other sums payable with respect to the Notes at the time outstanding.

                           (g) The Company has delivered to the Trustee an
                  Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance have been complied with.

                  Prior to the end of the 91-day period, none of the Company's obligations under this Indenture will be discharged. Thereafter, the Trustee upon request will acknowledge in writing the discharge of the Company's obligations under the Notes and this Indenture except for the surviving obligations specified above.

                  Section 8.03. Covenant Defeasance.

                  The Company's obligations set forth in Sections 4.10 through 4.12, inclusive, will terminate, and clauses (c), (d) and (e) of Section 6.01 will no longer constitute Events of Default, provided the following conditions have been satisfied:

                           (a) The Company has complied with clauses (a), (b),
                  (c), (e),(f) and (g) of Section 8.02; and

                           (b) the Company has delivered to the Trustee an
                  Opinion of Counsel to the effect that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of the defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times as would otherwise have been the case.

                  Except as specifically stated above, none of the Company's obligations under this Indenture will be Discharged.

                  Section 8.04. Application of Trust Money.

                  Subject to Section 8.05, the Trustee will hold in trust the money or U.S. Government Securities deposited with it pursuant to Section 8.01,
8.02 or 8.03, and apply the deposited money and the proceeds from deposited U.S. Government Securities to the payment of principal of and interest on the Notes in accordance with the Notes and this Indenture. Such money and U.S. Government Securities need not be segregated from other funds except to the extent required by law.

                  Section 8.05. Repayment to Company.

                  Subject to Sections 7.07, 8.01, 8.02 and 8.03, the Trustee will promptly pay to the Company upon request any excess money held by the Trustee at any time and thereupon be relieved from all liability with respect to such money. The Trustee will pay to the Company upon request any money held for payment with respect to the Notes that remains unclaimed for two years, provided that before making such payment the Trustee may at the expense of the Company publish once in a newspaper of general circulation in New York City, or send to each Holder entitled to such money, notice that the money remains unclaimed and that after a date specified in the notice (at least 30 days after the date of the publication or notice) any remaining unclaimed balance of money will be repaid to the Company. After payment to the Company, Holders entitled to such money must look solely to the Company for payment, unless applicable law designates another Person, and all liability of the Trustee with respect to such money will cease.

                  Section 8.06. Reinstatement.

                  If and for so long as the Trustee is unable to apply any money or U.S. Government Obligations held in trust pursuant to Section 8.01, 8.02 or
8.03 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes will be reinstated as though no such deposit in trust had been made. If the Company makes any payment of principal of or interest on any Notes because of the reinstatement of its obligations, it will be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held in trust.

                                    ARTICLE 9

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

                  Section 9.01. Amendments Without Consent of Holders.

                  The Company and the Trustee may amend or supplement this Indenture or the Notes without notice to or the consent of any Noteholder

                           (a) to cure any ambiguity, defect or inconsistency in
                  this Indenture or the Notes;

                           (b) to comply with Article 5;

                           (c) to comply with any requirements of the Commission
                  in connection with the qualification of this Indenture under the Trust Indenture Act;

                           (d) to evidence and provide for the acceptance of
                  appointment hereunder by a successor Trustee;

                           (e) to provide for uncertificated Notes in addition
                  to or in place of certificated Notes, provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Notes are described in Section 163(f)(2)(B) of the Code;

                           (f) to provide for any Guarantee of the Notes, to
                  secure the Notes or to confirm and evidence the release, termination or discharge of any Guarantee of or Lien securing the Notes when such release, termination or discharge is permitted by this Indenture;

                           (g) to provide for or confirm the issuance of
                  Additional Notes; or

                           (h) to make any other change that does not materially
                  and adversely affect the rights of any Holder.

                  Section 9.02. Amendments With Consent of Holders. (a). Except as otherwise provided in Sections 6.02, 6.04 and 6.07 or paragraph (b), the Company and the Trustee may amend this Indenture and the Notes with the written consent of at least the Holders of a majority in aggregate principal amount of the outstanding Notes, and the Holders of at least a majority in principal amount of the outstanding Notes by written notice to the Trustee may waive future compliance by the Company with any provision of this Indenture or the Notes.

                  (b) Notwithstanding the provisions of paragraph (a), without the consent of each Holder affected, an amendment or waiver may not

                           (i) change the Stated Maturity of the principal of,
                  or the Stated Maturity of any premium on, or any installment of principal or interest on, any Note;

                           (ii) reduce the principal amount of, or the interest
                  or any premium on, any Note;

                           (iii) reduce the amount payable upon the redemption
                  of the Notes or change the time at which any Note may be redeemed;

                           (iv) change the method or date of computing the
                  amount of principal of, or interest on, the Notes;

                           (v) change the place or currency of payment of
                  principal of, or interest on, the Notes;

                           (vi) impair the right to institute suit for the
                  enforcement of any such payment on or after the Stated Maturity (or, in the case or redemption, on or after the date of redemption);

                           (vii) reduce the percentage in principal amount of
                  the outstanding Notes of any series, the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences, provided for in this Indenture; or

                           (viii) modify any of the provisions of this Section
                  9.02(b), Section 6.04 or Section 4.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Note affected thereby.

                  (c) It is not necessary for Noteholders to approve the particular form of any proposed amendment, supplement or waiver, but is sufficient if their consent approves the substance thereof.

                  (d) An amendment, supplement or waiver under this Section will become effective on receipt by the Trustee of written consents from the Holders of the requisite percentage in principal amount of the outstanding Notes. After an amendment, supplement or waiver under this Section becomes effective, the Company will send to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. The Company will send supplemental indentures to Holders upon request. Any failure of the Company to send such notice, or any defect therein, will not, however, in any way impair or affect the validity of any such supplemental indenture or waiver.

                  Section 9.03. Effect of Consent. (a) After an amendment, supplement or waiver becomes effective, it will bind every Holder unless it is of the type requiring the consent of each Holder affected. If the amendment, supplement or waiver is of the type requiring the consent of each Holder affected, the amendment, supplement or waiver will bind each Holder that has consented to it and every subsequent Holder of a Note that evidences the same debt as the Note of the consenting Holder.

                  (b) If an amendment, supplement or waiver changes the terms of a Note, the Trustee may require the Holder to deliver it to the Trustee so that the Trustee may place an appropriate notation of the changed terms on the Note and return it to the Holder, or exchange it for a new Note that reflects the changed terms. The Trustee may also place an appropriate notation on any Note thereafter authenticated. However, the effectiveness of the amendment, supplement or waiver is not affected by any failure to annotate or exchange Notes in this fashion.

                  Section 9.04. Trustee's Rights and Obligations. The Trustee shall be provided with, and will be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article 9 is authorized or permitted by this Indenture. Upon receipt of such an Opinion of Counsel, it shall sign the amendment, supplement or waiver so long as the same does not adversely affect the rights of the Trustee. The Trustee may, but is not obligated to, execute any amendment, supplement or waiver that affects the Trustee's own rights, duties or immunities under this Indenture.

                  Section 9.05. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

                  Section 9.06. Payments for Consents. Neither the Company nor any of its Subsidiaries or Affiliates may, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid or agreed to be paid to all Holders of the Notes that consent, waive or agree to amend such term or provision within the time period set forth in the solicitation documents relating to the consent, waiver or amendment.

                                   ARTICLE 10

                                  MISCELLANEOUS

                  Section 10.01. Trust Indenture Act of 1939. This Indenture shall incorporate and be governed by the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act.

                  Section 10.02. Noteholder Communications; Noteholder Actions.
(a) The rights of Holders to communicate with other Holders with respect to this Indenture or the Notes are as provided by the Trust Indenture Act, and the Company and the Trustee shall comply with the requirements of Trust Indenture Act Sections 312(a) and 312(b). Neither the Company nor the Trustee will be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

                           (b) (i) Any request, demand, authorization,
                  direction, notice, consent to amendment, supplement or waiver or other action provided by this Indenture to be given or taken by a Holder (an "act") may be evidenced by an instrument signed by the Holder delivered to the Trustee. The fact and date of the execution of the instrument, or the authority of the person executing it, may be proved in any manner that the Trustee deems sufficient.

                           (ii) The Trustee may make reasonable rules for action
                  by or at a meeting of Holders, which will be binding on all the Holders.

                           (c) Any act by the Holder of any Note binds that
                  Holder and every subsequent Holder of a Note that evidences the same debt as the Note of the acting Holder, even if no notation thereof appears on the Note. Subject to paragraph (d), a Holder may revoke an act as to its Notes, but only if the Trustee receives the notice of revocation before the date the amendment or waiver or other consequence of the act becomes effective.

                           (d) The Company may, but is not obligated to, fix a
                  record date (which need not be within the time limits otherwise prescribed by Trust Indenture Act Section 316(c)) for the purpose of determining the Holders entitled to act with respect to any amendment or waiver or in any other regard, except that during the continuance of an Event of Default, only the Trustee may set a record date as to notices of default, any declaration or acceleration or any other remedies or other consequences of the Event of Default. If a record date is fixed, those Persons that were Holders at such record date and only those Persons will be entitled to act, or to revoke any previous act, whether or not those Persons continue to be Holders after the record date. No act will be valid or effective for more than 90 days after the record date.

                  Section 10.03. Notices. (a) Any notice or communication to the Company will be deemed given if in writing (i) when delivered in person or (ii) five days after mailing when mailed by first class mail, or (iii) when sent by facsimile transmission, with transmission confirmed. Any notice to the Trustee will be effective only upon receipt. In each case the notice or communication should be addressed as follows: if to the Company:

                  Allegheny Technologies Incorporated
                  1000 Six PPG Place
                  Pittsburgh, Pennsylvania 15222
                  Attention: Secretary
                  Fax:  (412) 394-2837

                  If to the Trustee:
                  The Bank of New York
                  5 Penn Plaza
                  Floor 13
                  New York, New York 10001
                  Attention:  Corporate Trust Trustee Administration
                  Fax: 212-896-7298

The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

                           (b) Except as otherwise expressly provided with
                  respect to published notices, any notice or communication to a Holder will be deemed given when mailed to the Holder at its address as it appears on the Register by first class mail or, as to any Global Note registered in the name of DTC or its nominee, as agreed by the Company, the Trustee and DTC. Copies of any notice or communication to a Holder, if given by the Company, will be mailed to the

                  Trustee at the same time. Defect in mailing a notice or communication to any particular Holder will not affect its sufficiency with respect to other Holders.

                           (c) Where this Indenture provides for notice, the
                  notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and the waiver will be the equivalent of the notice. Waivers of notice by Holders must be filed with the Trustee, but such filing is not a condition precedent to the validity of any action taken in reliance upon such waivers.

                  Section 10.04. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company will furnish to the Trustee:

                           (a) an Officers' Certificate stating that, in the
                  opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                           (b) an Opinion of Counsel stating that all such
                  conditions precedent have been complied with.

                  Section 10.05. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture must include:

                           (a) a statement that each person signing the
                  certificate or opinion has read the covenant or condition and the related definitions;

                           (b) a brief statement as to the nature and scope of
                  the examination or investigation upon which the statement or opinion contained in the certificate or opinion is based;

                           (c) a statement that, in the opinion of each such
                  person, that person has made such examination or investigation as is necessary to enable the person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (d) a statement as to whether or not, in the opinion
                  of each such person, such condition or covenant has been complied with, provided that an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials with respect to matters of fact.

                  Section 10.06. Payment Date Other Than a Business Day. If any payment with respect to a payment of any principal of, premium, if any, or interest on any Note (including any payment to be made on any date fixed for redemption or purchase of any Note) is due on a day which is not a Business Day, then the payment need not be made on such date, but may be made on the next Business Day with the same force and effect as if made on such date, and no interest will accrue for the intervening period.

                  Section 10.07. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. (a) This Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law thereunder.

                  (b) The Company hereby irrevocably and unconditionally submits to the jurisdiction of any New York State or United States Federal court sitting in New York City over any suit, action or proceeding arising out of or relating to this Indenture or any Note. The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, the Company irrevocably waives, to the fullest extent permitted by law, such immunity in respect of its obligations hereunder or under any Note. The Company agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Company and, to the fullest extent permitted by law, may be enforced in any court to the jurisdiction of which the Company is subject by a suit upon such judgment or in any manner provided by law.

                  (c) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  Section 10.08. No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture or loan or debt agreement of the Company or any Subsidiary of the Company, and no such indenture or loan or debt agreement may be used to interpret this Indenture.

                  Section 10.09. Successors. All agreements of the Company in this Indenture and the Notes will bind its successors. All agreements of the Trustee in this Indenture will bind its successor.

                  Section 10.10. Duplicate Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                  Section 10.11. Separability. In case any provision in this Indenture or in the Notes is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

                  Section 10.12. Table of Contents and Headings. The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and in no way modify or restrict any of the terms and provisions of this Indenture.

                  Section 10.13. No Liability of Directors, Officers, Employees, Incorporators and Stockholders. No director, officer, employee, incorporator, member or stockholder of the Company, as such, will have any liability for any obligations of the Company under the Notes or this Indenture or for any claim based on, in respect of, or by reason of, such obligations. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

                  IN WITNESS WHEREOF, the parties hereto have caused the Indenture to be duly executed as of the date first written above.

                       ALLEGHENY TECHNOLOGIES INCORPORATED
                       as Issuer


                       By:  /s/ James L. Murdy
                            ---------------------------------------

                               Name:  James L. Murdy
                                      --------------------------------------
                               Title:  President and Chief Executive Officer
                                       -------------------------------------

                       THE BANK OF NEW YORK
                       as Trustee


                       By:  /s/ Terence Rawlins
                            ---------------------------------------

                               Name:  Terence Rawlins
                                      -----------------------------
                               Title:  Vice President
                                       ----------------------------

                                                                       Exhibit A




                                 [FACE OF NOTE]

                       ALLEGHENY TECHNOLOGIES INCORPORATED

8.375% Note due 2011
                                            [CUSIP][CINS]:
                                                          ---------------------
No.:                                                      $
      ------------------------------                       --------------------

                  ALLEGHENY TECHNOLOGIES INCORPORATED, a Delaware corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to CEDE & CO., or its registered assigns, the principal sum of DOLLARS ($ ) [or such other amount as indicated on the Schedule of Exchange of Notes attached hereto] on December 15, 2001.

                  [Initial](1) Interest Rate:      8.375% per annum.
                  Interest Payment Dates:          June 15 and December 15,
                                                   commencing June 15, 2002.
                  Regular Record Dates:            June 1 and December 1.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.







-------------
(1)      For Initial Notes and Initial Additional Notes only.

                  IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

Date:  December   , 2001            ALLEGHENY TECHNOLOGIES INCORPORATED


                                    By:
                                       ----------------------------------
                                          Name:
                                                -------------------------
                                          Title:
                                                -------------------------

                (Form of Trustee's Certificate of Authentication)

                  This is one of the 8.375% Notes due 2011 described in the Indenture referred to in this Note.

                                    THE BANK OF NEW YORK, as Trustee


                                    By:
                                       ----------------------------------
                                          Authorized Signatory

                             [REVERSE SIDE OF NOTE]

                       ALLEGHENY TECHNOLOGIES INCORPORATED

                              8.375% Note due 2011

1.                Principal and Interest.

                  The Company promises to pay the principal of this Note on December 15, 2011.

                  The Company promises to pay interest on the principal amount of this Note on each interest payment date, as set forth on the face of this Note, at the rate of 8.375% per annum (subject to adjustment as provided below).

                  Interest will be payable semiannually (to the holders of record of the Notes at the close of business on the June 1 or December 1 immediately preceding the interest payment date) on each interest payment date, commencing June 15, 2002.

                  The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated December 18, 2001, between the Company and the Initial Purchasers named therein (the "Registration Rights Agreement") pursuant to which (1) if the Company fails to file an Exchange Offer Registration Statement with the Securities and Exchange Commission (the "Commission") on or prior to the 90th day after the Issue Date, (2) if the Exchange Offer Registration Statement is not declared effective by the Commission on or prior to the 150th day after the Issue Date, (3) if the Exchange Offer is not consummated on or before the 180th day after the Issue Date, (4) if obligated to file the Resale Registration Statement, the Company fails to file the Resale Registration Statement with the Commission on or prior to the 30th day after the filing obligation arises, (5) if obligated to file the Resale Registration Statement, the Resale Registration Statement is not declared effective on or prior to the 90th day after the obligation to file the Resale Registration Statement arises, or (6) after the Exchange Offer Registration Statement or the Resale Registration Statement, as the case may be, is declared effective, that registration statement thereafter ceases to be effective or usable (each such event referred to in clauses (1) through (6) above, a "Registration Default"), then the Company will pay additional interest (in addition to the interest otherwise due hereon) ("Additional Interest") to the Holder during the first 90-day period immediately following the occurrence of each such Registration Default in an amount equal to 0.25% per annum. The amount of interest will increase by an additional 0.25% per annum for each subsequent 90-day period until such Registration Default is cured, up to a maximum amount of additional interest of 1.00% per annum. Such Additional Interest will cease accruing with respect to any Registration Default when such Registration Default has been cured. The Company shall pay amounts due in respect of Additional Interest on each Interest Payment Date (or, if the Company shall default in the payment of interest on any Interest Payment Date, on the date such interest is otherwise paid as provided in the Indenture).

                  Interest on this Note will accrue from the most recent date to which interest has been paid on this Note [or the Note surrendered in exchange for this Note](2) (or, if there is no existing default in the payment of interest and if this Note is authenticated between a regular record date and the next interest payment date, from such interest payment date) or, if no interest has been paid, from [the Issue Date](3). Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.                Indenture.

                  This is one of the Notes issued under an Indenture dated as of December 18, 2001 (as amended from time to time, the "Indenture"), between the Company and The Bank of New York, as Trustee. Capitalized terms used herein are used as defined in the Indenture unless otherwise indicated. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture will control.

                  The Notes are general unsecured obligations of the Company. The Indenture limits the original aggregate principal amount of the Notes to $300,000,000, but Additional Notes may be issued pursuant to the Indenture, and the originally issued Notes and all such Additional Notes vote together for all purposes as a single class.

3.                Redemption and Repurchase; Discharge Prior to Redemption or
Maturity.

                  This Note is subject to redemption by the Company at any time, as further described in the Indenture. There is no sinking fund or mandatory redemption applicable to this Note.

----------------

(2)      Include only for Exchange Note.

(3)      For Additional Notes, should be the date of their original issue.

                  If the Company deposits with the Trustee money or U.S. Government Securities sufficient to pay the then outstanding principal of, premium, if any, and accrued interest on the Notes to redemption or maturity, the Company may in certain circumstances be discharged from the Indenture and the Notes or may be discharged from certain of its obligations under certain provisions of the Indenture.

4.                Registered Form; Denominations; Transfer; Exchange.

                  The Notes are in registered form without coupons in denominations of $1,000 principal amount and any multiple of $1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Trustee may require a Holder to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. Pursuant to the Indenture, there are certain periods during which the Trustee will not be required to issue, register the transfer of or exchange any Note or certain portions of a Note.

5.                Defaults and Remedies.

                  If an Event of Default (other than a bankruptcy default), as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Notes may declare all the Notes to be due and payable. If a bankruptcy default with respect to the Company occurs and is continuing, the Notes automatically become due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of remedies.

6.                Amendment and Waiver.

                  Subject to certain exceptions, the Indenture and the Notes may be amended, or default may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Notes. Without notice to or the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency if such amendment or supplement does not adversely affect the interests of the Holders.

7.                Authentication.

                  This Note is not valid until the Trustee (or Authenticating Agent) signs the certificate of authentication on the other side of this Note.

8.                Abbreviations.

                  Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A/ (= Uniform Gifts to Minors
Act).

                  The Company will furnish a copy of the Indenture to any Holder upon written request and without charge.

                            [FORM OF TRANSFER NOTICE]

                  FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please print or typewrite name and address including zip code of assignee

--------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

--------------------------------------------------------------------------------
attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

                 [THE FOLLOWING PROVISION TO BE INCLUDED ON ALL
                    CERTIFICATES BEARING A RESTRICTED LEGEND]

                  In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of an effective Resale Registration Statement or (ii) two years after the later of the original issuance of this Note or the last date on which this Note was held by the Company or an Affiliate of the Company, the undersigned confirms that such transfer is made without utilizing any general solicitation or general advertising and further as follows:

                                    Check One

[ ]: (1) This Note is being transferred to a "qualified institutional buyer" in compliance with Rule 144A under the Securities Act of 1933, as amended and certification in the form of Exhibit E to the Indenture is being furnished herewith.

[ ]: (2) This Note is being transferred to a Non-U.S. Person in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder, and certification in the form of Exhibit D to the Indenture is being furnished herewith.

                                       or

[ ]: (3) This Note is being transferred other than in accordance with (1) or (2) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

                  If none of the foregoing boxes is checked, the Trustee is not obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Indenture have been satisfied.

Date:____________________

                                            ------------------------------------
                                            Seller

                                                     By:
                                                        ------------------------

                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of the
                                            within-mentioned instrument in every
                                            particular, without alteration or
                                            any change whatsoever.

Signature Guarantee: (4)
                          ------------------------------------

                                  By:
                                     ------------------------------------------
                                  To be executed by an executive officer









------------------
(4) Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Note Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                        SCHEDULE OF EXCHANGES OF NOTES(5)

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

                                 Amount of               Amount of         Principal amount of
                                decrease in             increase in          this Global Note        Signature of
                              principal amount        principal amount        following such          authorized
    Date of Exchange        of this Global Note     of this Global Note   decrease (or increase)  officer of Trustee
    ----------------        -------------------     -------------------   ----------------------  ------------------












----------
(5) For Global Notes.

                                                                       Exhibit B



                                                     RESTRICTED LEGEND

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                                                                       Exhibit C



                                   DTC LEGEND

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

                                                                       Exhibit D




                            Regulation S Certificate

                                                                -----------,----

THE BANK OF NEW YORK
5 Penn Plaza
13th Floor
New York, New York 10001
Attention:  Corporate Trust Administration


                  Re: ALLEGHENY TECHNOLOGIES INCORPORATED 8.375% Notes due 2011 (the "Notes") Issued under the Indenture (the "Indenture") dated as of December 18, 2001 relating to the Notes


Dear Sirs:

         Terms are used in this Certificate as used in Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "Securities Act"), except as otherwise stated herein.

         [CHECK A OR B AS APPLICABLE.]

         [ ] A. This Certificate relates to our proposed transfer of $____ principal amount of Notes issued under the Indenture. We hereby certify as follows:

                  1. The offer and sale of the Notes was not and will not be made to a person in the United States (unless such person is excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(vi) or the account held by it for which it is acting is excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(g)(3)) and such offer and sale was not and will not be specifically targeted at an identifiable group of U.S. citizens abroad.

                  2. The circumstances described in the parenthetical in paragraph 1 above are applicable, either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.

                  3. Neither we, any of our affiliates, nor any person acting on our or their behalf has made any directed selling efforts in the United States with respect to the Notes.

                  4. The proposed transfer of Notes is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  5. We are a dealer or a person receiving a selling concession, fee or other remuneration in respect of the Notes, and the proposed transfer takes place during the Restricted Period (as defined in the Indenture), or we are an officer or director of the Company or an Initial Purchaser (as defined in the Indenture), we certify that the proposed transfer is being made in accordance with the provisions of Rule 904(b) of Regulation S.

         [ ] B. This Certificate relates to our proposed exchange of $____ principal amount of Notes issued under the Indenture for an equal principal amount of Notes to be held by us. We hereby certify as follows:

                  1. The time the offer and sale of the Notes was made to us, either (i) we were not in the United States or
                           (ii) we were excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(vi) or the account held by us for which we were acting was excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(g)(3); and we were not a member of an identifiable group of U.S. citizens abroad.

                  2. The circumstances described in paragraph 1(ii) above are applicable, either (a) at the time our buy order was originated, we were outside the United States or
                           (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and we did not pre-arrange the transaction in the United States.

                  3. The proposed exchange of Notes is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                 Very truly yours,

                                 [NAME OF SELLER (FOR TRANSFERS) OR
                                 OWNER (FOR EXCHANGES)]


                                 By:
                                      ---------------------------------------
                                          Name:
                                                 ----------------------------
                                          Title:
                                                  ---------------------------
                                          Address:
                                                    -------------------------
Date:
       -----------------------------

                                                                       Exhibit E



                              Rule 144A Certificate

                                                                  --------, ----

THE BANK OF NEW YORK
5 Penn Plaza
13th Floor
New York, New York 10001
Attention:  Corporate Trust Administration


                           Re:      ALLEGHENY TECHNOLOGIES INCORPORATED
                                    8.375% Notes due 2011 (the "Notes") Issued under the Indenture (the "Indenture") dated as of December 18, 2001 relating to the Notes


Ladies and Gentlemen:

                  TO BE COMPLETED BY PURCHASER IF (1) ABOVE IS CHECKED.

                  This Certificate relates to:

                  [CHECK A OR B AS APPLICABLE.]

                  [ ]  A.  Our proposed purchase of $____ principal amount of
                           Notes issued under the Indenture.

                  [ ]  B.  Our proposed exchange of $____ principal amount of
                           Notes issued under the Indenture for an equal principal amount of Notes to be held by us.

                  We and, if applicable, each account for which we are acting in the aggregate owned and invested more than $100,000,000 in securities of issuers that are not affiliated with us (or such accounts, if applicable), as of _________, 200_, which is a date on or since close of our most recent fiscal year. We and, if applicable, each account for which we are acting, are a qualified institutional buyer within the meaning of Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"). If we are acting on behalf of an account, we exercise sole investment discretion with respect to such account. We are aware that the transfer of Notes to us, or such exchange, as applicable, is being made in reliance upon the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. Prior to the date of this Certificate we have received such information regarding the Company as we have requested pursuant to Rule 144A(d)(4) or have determined not to request such information.

                  You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                  Very truly yours,

                                  [NAME OF PURCHASER (FOR TRANSFERS)
                                  OR OWNER (FOR EXCHANGES)]


                                  By:
                                       ---------------------------------------
                                           Name:
                                                  ----------------------------
                                           Title:
                                                   ---------------------------
                                           Address:
                                                     -------------------------

Date:
       -----------------------

                                                                       Exhibit F



                   [COMPLETE FORM I OR FORM II AS APPLICABLE.]

                                    [FORM I]

                      Certificate of Beneficial Ownership


[To:     THE BANK OF NEW YORK
5 Penn Plaza
13th Floor
New York, New York 10001

         Attention:  Corporate Trust Administration] OR

         [Euroclear Bank S.A./N.V., as operator of the Euroclear System] OR

         [Clearstream Banking SA]

                  Re: ALLEGHENY TECHNOLOGIES INCORPORATED 8.375% Notes due 2011 (the "Notes") Issued under the Indenture (the "Indenture") dated as of December 18, 2001 relating to the Notes

Ladies and Gentlemen:

                  We are the beneficial owner of $____ principal amount of Notes issued under the Indenture and represented by a Temporary Offshore Global Note (as defined in the Indenture).

                  We hereby certify as follows:

                  [CHECK A OR B AS APPLICABLE.]

                  [ ]  A.  We are a non-U.S. person (within the meaning of
                           Regulation S under the Securities Act of 1933, as amended).

                  [ ]  B.  We are a U.S. person (within the meaning of
                           Regulation S under the Securities Act of 1933, as amended) that purchased the Notes in a transaction that did not require registration under the Securities Act of 1933, as amended.

                  You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                               Very truly yours,

                               [NAME OF BENEFICIAL OWNER]


                               By:
                                   --------------------------------------------
                                      Name:
                                            -----------------------------------
                                      Title:
                                            -----------------------------------
                                      Address:
                                               --------------------------------

Date:
       -----------------------------



                                    [FORM II]

                       Certificate of Beneficial Ownership

THE BANK OF NEW YORK
5 Penn Plaza
13th Floor
New York, New York 10001
Attention:  Corporate Trust Administration

                           Re:      ALLEGHENY TECHNOLOGIES INCORPORATED
                                    8.375% Notes due 2011 (the "Notes") Issued under the Indenture (the "Indenture") dated as of December 18, 2001 relating to the Notes

Ladies and Gentlemen:

                  This is to certify that based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations ("Member Organizations") appearing in our records as persons being entitled to a portion of the principal amount of Notes represented by a Temporary Offshore Global Note issued under the above-referenced Indenture, that as of the date hereof, $____ principal amount of Notes represented by the Temporary Offshore Global Note being submitted herewith for exchange is beneficially owned by persons that are either (i) non-U.S. persons (within the meaning of Regulation S under the Securities Act of 1933, as amended) or (ii) U.S. persons that purchased the Notes in a transaction that did not require registration under the Securities Act of 1933, as amended.

                  We further certify that (i) we are not submitting herewith for exchange any portion of such Temporary Offshore Global Note excepted in such Member Organization certifications and (ii) as of the date hereof we have not received any notification from any Member Organization to the effect that the statements made by such Member Organization with respect to any portion of such Temporary Offshore Global Note submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

                  You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                 Yours faithfully,

                                 EUROCLEAR BANK S.A./N.V., as operator of the Euroclear System

                                               or

                                 CLEARSTREAM BANKING SA


                                 By:
                                      ---------------------------------------
                                          Name:
                                                 ----------------------------
                                          Title:
                                                  ---------------------------
                                          Address:
                                                    -------------------------

Date:
       ----------------------

                                                                       Exhibit G




                  Institutional Accredited Investor Certificate


THE BANK OF NEW YORK
5 Penn Plaza
13th Floor
New York, New York 10001
Attention: Corporate Trust Administration

                           Re:      ALLEGHENY TECHNOLOGIES INCORPORATED
                                    8.375% Notes due 2011 (the "Notes") Issued under the Indenture (the "Indenture") dated as of December 18, 2001 relating to the Notes

Ladies and Gentlemen:

                  This Certificate relates to:

                  [CHECK A OR B AS APPLICABLE.]

                  [ ]  A.  Our proposed purchase of $____ principal amount of
                           Notes issued under the Indenture.

                  [ ]  B.  Our proposed exchange of $____ principal amount of
                           Notes issued under the Indenture for an equal principal amount of Notes to be held by us.

                  We hereby confirm that:

                           1.       We are an institutional "accredited
                                    investor" within the meaning of Rule
                                    501(a)(1), (2), (3) or (7) under the
                                    Securities Act of 1933, as amended (the
                                    "Securities Act") (an "Institutional
                                    Accredited Investor").

                           2. Any acquisition of Notes by us will be for our own account or for the account of one or more other Institutional Accredited Investors as to which we exercise sole investment discretion.

                           3. We have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of an investment in the Notes and we and any accounts for which we are acting are able to bear the economic risks of and an entire loss of our or their investment in the Notes.

                           4. We are not acquiring the Notes with a view to any distribution thereof in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary will remain at all times within our and their control.

                           5. We acknowledge that the Notes have not been registered under the Securities Act and that the Notes may not be offered or sold within the United States or to or for the benefit of U.S. persons except as set forth below.

                           6. The principal amount of Notes to which this Certificate relates is at least equal to $250,000.

                  We agree for the benefit of the Company, on our own behalf and on behalf of each account for which we are acting, that such Notes may be offered, sold, pledged or otherwise transferred only in accordance with the Securities Act and any applicable securities laws of any State of the United States and only (a) to the Company, (b) pursuant to a registration statement which has become effective under the Securities Act, (c) to a qualified institutional buyer in compliance with Rule 144A under the Securities Act, (d) in an offshore transaction in compliance with Rule 904 of Regulation S under the Securities Act, (e) in a principal amount of not less than $250,000, to an Institutional Accredited Investor that, prior to such transfer, delivers to the Trustee a duly completed and signed certificate (the form of which may be obtained from the Trustee) relating to the restrictions on transfer of the Notes or (f) pursuant to an exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act.

                  Prior to the registration of any transfer in accordance with
(c) or (d) above, we acknowledge that a duly completed and signed certificate (the form of which may be obtained from the Trustee) must be delivered to the Trustee. Prior to the registration of any transfer in accordance with (e) or (f) above, we acknowledge that the Company reserves the right to require the delivery of such legal opinions, certifications or other evidence as may reasonably be required in order to determine that the proposed transfer is being made in compliance with the Securities Act and applicable state securities laws. We acknowledge that no representation is made as to the availability of any Rule 144 exemption from the registration requirements of the Securities Act.

                  We understand that the Trustee will not be required to accept for registration of transfer any Notes acquired by us, except upon presentation of evidence satisfactory to the Company and the Trustee that the foregoing restrictions on transfer have been complied with. We further understand that the Notes acquired by us will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of the preceding paragraph. We further agree to provide to any person acquiring any of the Notes from us a notice advising such person that resales of the Notes are restricted as stated herein and that certificates representing the Notes will bear a legend to that effect.

                  We agree to notify you promptly in writing if any of our acknowledgments, representations or agreements herein ceases to be accurate and complete.

                  We represent to you that we have full power to make the foregoing acknowledgments, representations and agreements on our own behalf and on behalf of any account for which we are acting.

                  You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                  Very truly yours,

                                  [NAME OF PURCHASER (FOR TRANSFER)
                                  OR OWNER (FOR EXCHANGES)]


                                  By:
                                       ---------------------------------------
                                           Name:
                                                  ----------------------------
                                           Title:
                                                   ---------------------------
                                           Address:
                                                     -------------------------

Date:
       --------------------

                  Upon transfer, the Notes would be registered in the name of the new beneficial owner as follows:

By:
     ------------------------------------------------

Date:
       ----------------------------------------------

Taxpayer ID number:
                     --------------------------------

                                                                       Exhibit H





THIS NOTE IS A TEMPORARY GLOBAL NOTE. PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD APPLICABLE HERETO, BENEFICIAL INTERESTS HEREIN MAY NOT BE HELD BY ANY PERSON OTHER THAN (1) A NON-U.S. PERSON OR (2) A U.S. PERSON THAT PURCHASED SUCH INTEREST IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). BENEFICIAL INTERESTS HEREIN ARE NOT EXCHANGEABLE FOR PHYSICAL NOTES OTHER THAN A PERMANENT GLOBAL NOTE IN ACCORDANCE WITH THE TERMS OF THE INDENTURE. TERMS IN THIS LEGEND ARE USED AS USED IN REGULATION S UNDER THE SECURITIES ACT.